UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811- 08565

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 12

(This Form N-CSR relates solely to the Registrant’s PGIM Global Real Estate Fund, PGIM Jennison Technology Fund, PGIM Jennison International Small-Mid Cap Opportunities Fund and PGIM Jennison NextGeneration Global Opportunities Fund (each a “Fund” and collectively the “Funds”))

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2023

Date of reporting period:	10/31/2023

Item 1 – Reports to Stockholders

PGIM GLOBAL REAL ESTATE FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:
We hope you find the annual report for the PGIM Global Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Global Real Estate Fund

December 15, 2023

PGIM Global Real Estate Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-7.62	-1.00	1.26	—

(without sales charges)	-2.25	0.13	1.84	—

Class C

(with sales charges)	-3.96	-0.49	1.19	—

(without sales charges)	-3.00	-0.49	1.19	—

Class R

(without sales charges)	-2.38	-0.04	1.65	—

Class Z

(without sales charges)	-1.82	0.58	2.24	—

Class R2

(without sales charges)	-2.18	0.20	N/A	-0.35 (12/27/2017)

Class R4

(without sales charges)	-1.93	0.46	N/A	-0.09 (12/27/2017)

Class R6

(without sales charges)	-1.67	0.72	2.39	—

FTSE EPRA/NAREIT Developed Index

	-6.03	-1.46	1.26	—

S&P 500 Index

	10.14	11.01	11.18	—

Average Annual Total Returns as of 10/31/23 Since Inception (%)

Class R2, Class R4 (12/27/2017)

FTSE EPRA/NAREIT Developed Index	-1.88

S&P 500 Index	9.92

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the FTSE EPRA/NAREIT Developed Index and S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2013) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Global Real Estate Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None

Shareholder service fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

FTSE EPRA/NAREIT Developed Index—The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Developed Index reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how large company stocks in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

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Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 10/31/23

Ten Largest Holdings	Real Estate Sectors	Country	% of Net Assets

Prologis, Inc.	Industrial REITs	United States	6.7%

Digital Realty Trust, Inc.	Specialized REITs	United States	5.2%

Welltower, Inc.	Health Care REITs	United States	4.8%

Equinix, Inc.	Specialized REITs	United States	4.7%

Simon Property Group, Inc.	Retail REITs	United States	3.5%

Mitsui Fudosan Co. Ltd.	Diversified Real Estate Activities	Japan	2.5%

Omega Healthcare Investors, Inc.	Health Care REITs	United States	2.4%

Equity Residential	Residential REITs	United States	2.3%

Ventas, Inc.	Health Care REITs	United States	2.1%

Host Hotels & Resorts, Inc.	Hotel & Resort REITs	United States	2.1%

Holdings reflect only long-term investments and are subject to change.

PGIM Global Real Estate Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Global Real Estate Fund’s Class Z shares returned -1.82% in the 12-month reporting period that ended October 31, 2023, outperforming the -6.03% return of the FTSE EPRA/NAREIT Developed Index (the Index).

What were conditions like in the global real estate securities market?

●

During the reporting period, the real estate investment trust (REIT) market faced a perfect storm of rising inflation and sustained rate hikes, ushered in by pandemic-related global monetary easing and stimulus. Equity and bond market volatility became the norm, as markets alternated between greater or lesser rate-hike expectations in response to strong or weak inflation data.

●

In the US, the Federal Reserve (Fed) raised rates sharply enough to reduce the risk of a severe inflation spike. Inflation declined from over 7% to just over 3%, despite a persistently strong consumer, an unemployment rate staying below 4% (3.9% currently), and roughly 200,000 new jobs being added each month. A dramatic rise in rates undermined REIT sentiment, with the federal funds rate reaching 5.25%– 5.50% and the yield on the 10-year US Treasury note jumping 80 basis points (bps) during the third quarter of 2023, from 4.05% to 4.88%. (One basis point equals 0.01%.)

●

Inflation figures declined in Europe throughout the period. However, as of the end of the period, the level of inflation still remained high relative to other global regions. This was especially true in the UK and Sweden, despite gradually declining figures for both headline and core inflation. Inflation levels in the UK remained materially higher than in continental Europe and much higher than in the US. Government bond yields at both the short and long end of the curve climbed throughout the region and remained elevated. In spite of this, the Bank of England held rates unchanged in its September 2023 decision, while the European Central Bank tightened but indicated an intention to pause. Companies with weak balance sheets remained near-record discounts to net and gross asset values, as they were still exposed to refinancing risk and declining cash flows. Capitalization (cap) rates moved up quickly in the second half of 2022, in response to major upward moves in bond yields, and moved out further in the first nine months of 2023, but share prices implied further moves in private market-cap rates. The region experienced a rebound in the third quarter of 2023, despite the generally increasing global bond yield environment, led by sectors and countries that had largely underperformed in the previous 12 months. However, the rebound was fairly limited, with only Germany, Switzerland, and Sweden showing positive returns. The German real estate market produced a total return of 19.3% in the third quarter, thanks to its large, multifamily residential sector. Despite ongoing concerns regarding overextended balance sheets and bond refinancings in the multifamily sector, investors covered shorts and returned to stocks, which they considered oversold following their extended period of major underperformance.

●	In the Asia-Pacific region, attention centered on how the Fed, the Bank of Japan (BOJ), and the Chinese government appeared likely to move. In China, the central

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government announced relaxation measures in the property sector in an effort to spur a market rebound. The BOJ adjusted monetary policy in its last meeting during the period, as a result of stronger wage and inflation data, and indicated an expectation that new core Consumer Price Index numbers (excluding fresh food and energy) would come in below 2% in 2024.

What worked and didn’t work?

●	During the reporting period, the Fund outperformed the Index in North America, while Europe lagged, and the Asia Pacific region had a neutral impact on relative results.

●

Within North America, stock selection in US healthcare drove outperformance. An underweight allocation to the office sector, along with stock selection and asset allocation in the data center sector, also contributed. Stock selection in Canada added to relative performance as well.

●	Europe marginally detracted, primarily due to underperformance in Sweden and Switzerland. Belgium also slightly detracted.

●	There were no notable outperforming countries in the Asia Pacific region. Australia, Hong Kong, and Japan all detracted from relative performance.

Current outlook

●

The prevailing environment of heightened market volatility, driven by shifting rate-hike trends, presents an interesting dilemma wherein bad macroeconomic news could benefit real estate equities, as long as interest rate hikes slow, while net operating income is maintained. With increasing evidence of inflation slowing at the margin (but without a recession looming), the Fed has sounded less hawkish recently. The market expects, at most, a further rate uptick in 2023, followed by a pause in 2024. With 2024 being an election year, the Fed would likely act pragmatically on rates, especially if inflation moderates further. Accordingly, PGIM Real Estate believes the US is nearing the end of its current rate cycle, with headwinds likely to shift into tailwinds for the REIT market into the end of 2023 and throughout 2024. From a historical perspective, REITs have outperformed the S&P 500 Index following the conclusion of the last three Fed-tightening cycles for the following one-year periods.

●

While a “soft landing” narrative seems to be taking root, this would be an unprecedented outcome, given the pace and extent of the Fed’s rate hikes this time around. A more hawkish Fed that implements additional hikes to cool core inflationary pressures remains a risk for 2024. Deglobalization and geopolitics—such as the continuation of the conflict in Ukraine and tensions between the US and China—also warrant concern. However, given the REIT market’s dramatic underperformance since the beginning of 2022 and its discounted valuation, PGIM Real Estate believes these incremental risks are already priced in.

●

Outside of the office sector, US REIT fundamentals remain steady, with roughly 5.5% funds-from-operations (FFO) per-share growth expected in 2024, followed by 6% in 2025. Barring a major economic contraction, PGIM Real Estate expects REIT fundamentals to remain steady for most property types, given long lease durations,

PGIM Global Real Estate Fund    9

Strategy and Performance Overview* (continued)

low supply risk, and defensive/secular-based demand. The current spread between REIT-implied valuations and private real estate values is at an historically wide spread, roughly 25% on an equally weighted basis. As rates stabilize, this valuation discrepancy is likely to lead to increased merger-and-acquisition opportunities for private equity players looking to deploy capital toward the discounted REIT sector. PGIM Real Estate continues to favor a barbell approach to the Fund’s sector allocation, minimizing unintended factor exposure.

●	Regarding individual sectors of the US REIT market:

●

PGIM Real Estate has added to the Fund’s data center overweight, given attractive valuation and defensive net operating income (NOI) growth. Despite the outperformance of data centers year-to-date, the sector remains discounted and represents the only REIT sector to directly benefit from increasing artificial intelligence (AI)-related demand.

●

PGIM Real Estate also remains positive on sectors with embedded occupancy upside and limited economic sensitivity, such as healthcare. Senior housing occupancy, overall, remains roughly 4%–6% below pre-pandemic levels, which should allow for significant top-line growth as trends continue to normalize.

●

The recent decline in retail (both shopping centers and malls) has increased the attractiveness of the sector, given decent growth prospects in 2024 and beyond. Within retail, PGIM Real Estate has become slightly more constructive on the mall sector relative to shopping centers, given relative valuations.

●

Despite discounted valuations, PGIM Real Estate remains cautious on the office sector, which appears to be in the early stages of a multi-year secular headwind. PGIM Real Estate has reduced the Fund’s weighting to the sector, given its recent outperformance and numerous secular challenges expected in coming years.

●	PGIM Real Estate has also reduced the Fund’s industrial and storage weights, reflecting increasing caution regarding the ability of these sectors to sustain above-average growth in 2024.

●

Inflation figures have been on the decline in Europe since November 2022. Although the region’s central banks chose to hold interest rates steady rather than implement additional increases in their most recent decisions in October 2023, the level of inflation still remains high relative to other global regions. Despite the strong rebound in equity markets, companies with weak balance sheets remain at near-record discounts to net and gross asset values, as they are still exposed to refinancing risk and falling cash flows. PGIM Real Estate’s focus in Europe remains on those companies we believe are better equipped to withstand sustained high interest rates, as well as potential macroeconomic headwinds. However, PGIM Real Estate has added to selected holdings, gradually moderating the Fund’s defensive regional positioning, as most of Europe may have reached the peak of the current interest rate cycle.

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●

In Asia, managing the rising cost of living, while ensuring economic growth, remains the predominant challenge. The path by which China manages its fiscal and monetary policies to boost economic growth, as well as its housing market policies, present an uncertain economic outlook. For the rest of Asia, economic growth and the monetary policy outlook remain largely dependent on Fed policy and global growth. A sharper rise in long-term real interest rates could negatively impact regional REIT valuations. In the event of setbacks on the geopolitical front, and given the severity of a potential US recession, risk appetite could remain in check heading into year-end.

●	Regarding individual Asian markets:

●	In China, without a necessary increase in consumer confidence, PGIM Real Estate expects any economic recovery could be short-lived.

●

In Japan, PGIM Real Estate believes there could be additional tightening if inflation expectations surprise significantly to the upside. PGIM Real Estate is positive on Japanese developers, preferring names that exhibit strong shareholder returns with greater reopening exposure. Despite caution regarding Japanese REITs (J-REITs), the Fund maintains a sizeable overweight relative to the Index in hospitality names that benefit from tourism reopening. The Fund also holds an overweight relative to the Index to logistic-JREITs, given their strong fundamentals leading to earnings growth.

●

PGIM Real Estate is positive on Australian data centers and self-storage. AI, cloud-computing-driven demand, and increasing self-storage penetration trends, respectively, provide structural tailwinds to both sectors.

●	In Hong Kong, which is saddled by a weak economic outlook, the Fund holds exposure to the retail sector, as the recovery in tourist travel is the most visible upward trend in the market.

●	In Singapore, PGIM Real Estate favors manager/landlord plays, as well as hospitality and industrial names with solid dividend growth underpinned by strong fundamentals.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Global Real Estate Fund    11

Comments on Largest Holdings (unaudited)

6.7% Prologis Inc., Industrial REITs

Prologis is an owner, operator, and developer of industrial real estate, focused on global and regional markets across the Americas, Europe, and Asia. The company also leases modern distribution facilities to customers, including manufacturers, retailers, transportation companies, third-party logistics providers, and other enterprises.

5.2% Digital Realty Trust Inc., Specialized REITs

Digital Realty Trust owns, acquires, repositions, and manages technology-related real estate. The company’s properties contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise data center tenants. Digital’s property portfolio is located throughout the US and in England.

4.8% Welltower Inc., Health Care REITs

Welltower invests in senior housing operators, post-acute providers, and health systems, and delivers the healthcare infrastructure necessary to facilitate better treatment. Welltower serves customers in the US, Canada, and the UK.

4.7% Equinix Inc., Specialized REITs

Equinix invests in interconnected data centers, focusing on developing network and cloud-neutral, data center platforms for cloud and information technology, enterprises, network, and mobile services providers, as well as for financial companies.

3.5% Simon Property Group, Inc., Retail REITs

Simon Property owns, develops, and manages retail real estate properties, including regional malls, outlet centers, community/lifestyle centers, and international properties in the state of Indiana.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Global Real Estate Fund    13

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Global Real Estate Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 886.90	1.36%	$ 6.47

	Hypothetical	$1,000.00	$1,018.35	1.36%	$ 6.92

Class C	Actual	$1,000.00	$ 883.50	2.15%	$10.21

	Hypothetical	$1,000.00	$1,014.37	2.15%	$10.92

Class R	Actual	$1,000.00	$ 886.60	1.54%	$ 7.32

	Hypothetical	$1,000.00	$1,017.44	1.54%	$ 7.83

Class Z	Actual	$1,000.00	$ 889.10	0.95%	$ 4.52

	Hypothetical	$1,000.00	$1,020.42	0.95%	$ 4.84

Class R2	Actual	$1,000.00	$ 887.20	1.30%	$ 6.18

	Hypothetical	$1,000.00	$1,018.65	1.30%	$ 6.61

Class R4	Actual	$1,000.00	$ 888.40	1.05%	$ 5.00

	Hypothetical	$1,000.00	$1,019.91	1.05%	$ 5.35

Class R6	Actual	$1,000.00	$ 889.70	0.81%	$ 3.86

	Hypothetical	$1,000.00	$1,021.12	0.81%	$ 4.13

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 99.6%

COMMON STOCKS

Australia 4.0%

National Storage REIT, REIT	7,070,664	$9,014,987
NEXTDC Ltd.*	643,512	4,832,045
Scentre Group, REIT	11,433,264	17,712,333
Stockland, REIT	1,905,021	4,299,522

		35,858,887

Belgium 1.6%

Shurgard Self Storage Ltd., REIT	192,697	7,211,627
Warehouses De Pauw CVA, REIT	306,763	7,590,091

		14,801,718

Canada 2.8%

Boardwalk Real Estate Investment Trust, REIT	242,702	11,333,969
Chartwell Retirement Residences, UTS	303,572	2,224,115
InterRent Real Estate Investment Trust, REIT	932,419	7,907,155
RioCan Real Estate Investment Trust, REIT	305,952	3,717,535

		25,182,774

France 2.2%

Klepierre SA, REIT	358,357	8,702,260
Unibail-Rodamco-Westfield, REIT*	230,299	11,411,129

		20,113,389

Germany 1.0%

TAG Immobilien AG*	436,424	4,771,858
Vonovia SE	182,553	4,202,751

		8,974,609

Hong Kong 3.8%

CK Asset Holdings Ltd.	718,184	3,589,717
Link REIT, REIT	849,400	3,898,018
Sun Hung Kai Properties Ltd.	1,443,544	14,823,327
Swire Properties Ltd.	838,909	1,624,301
Wharf Real Estate Investment Co. Ltd.	2,990,997	10,462,627

		34,397,990

Japan 10.6%

GLP J-REIT, REIT	7,026	6,292,891

See Notes to Financial Statements.

PGIM Global Real Estate Fund    15

Schedule of Investments   (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Hoshino Resorts REIT, Inc., REIT	1,284	$5,051,795
Invincible Investment Corp., REIT	15,237	5,860,155
Japan Hotel REIT Investment Corp., REIT	16,790	7,633,294
Mitsubishi Estate Co. Ltd.	563,529	7,213,352
Mitsui Fudosan Co. Ltd.	1,039,632	22,533,880
Mitsui Fudosan Logistics Park, Inc., REIT	1,102	3,331,601
Nippon Accommodations Fund, Inc., REIT	600	2,417,281
Nippon Building Fund, Inc., REIT	2,030	8,156,405
Nippon Prologis REIT, Inc., REIT	6,525	11,610,427
Nomura Real Estate Master Fund, Inc., REIT	6,379	7,038,962
Tokyu Fudosan Holdings Corp.	1,433,945	8,354,632

		95,494,675

Singapore 3.7%

CapitaLand Ascendas REIT, REIT	5,464,847	10,383,457
CapitaLand Ascott Trust, REIT, UTS	18,615,207	12,239,606
CapitaLand Investment Ltd.	2,792,929	5,996,932
Frasers Logistics & Commercial Trust, REIT	6,440,086	4,891,939

		33,511,934

Sweden 1.7%

Castellum AB	605,172	5,799,827
Catena AB	131,089	4,342,497
Sagax AB (Class B Stock)	267,067	4,834,694

		14,977,018

United Kingdom 5.1%

Big Yellow Group PLC, REIT	664,976	7,733,732
Grainger PLC	3,033,464	8,395,803
Great Portland Estates PLC, REIT	1,218,229	5,783,636
Land Securities Group PLC, REIT	662,742	4,593,933
Tritax Big Box REIT PLC, REIT	5,646,125	9,400,345
UNITE Group PLC (The), REIT	910,460	9,634,968

		45,542,417

United States 63.1%

American Homes 4 Rent (Class A Stock), REIT	188,854	6,183,080
Americold Realty Trust, Inc., REIT	625,324	16,395,995
Apartment Income REIT Corp., REIT	403,864	11,796,867
Boston Properties, Inc., REIT	115,856	6,206,406
Brixmor Property Group, Inc., REIT	637,309	13,249,654

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

United States (cont’d.)

Broadstone Net Lease, Inc., REIT	679,616	$9,616,566
Camden Property Trust, REIT	94,806	8,047,133
Community Healthcare Trust, Inc., REIT	359,271	10,300,300
Digital Realty Trust, Inc., REIT	374,317	46,550,062
EPR Properties, REIT	212,214	9,061,538
Equinix, Inc., REIT	58,193	42,459,941
Equity Residential, REIT	376,467	20,829,919
Essential Properties Realty Trust, Inc., REIT	551,284	12,100,684
Extra Space Storage, Inc., REIT	140,894	14,595,210
First Industrial Realty Trust, Inc., REIT	159,914	6,764,362
Host Hotels & Resorts, Inc., REIT	1,215,328	18,813,277
InvenTrust Properties Corp., REIT	203,111	5,098,086
Invitation Homes, Inc., REIT	203,884	6,053,316
Iron Mountain, Inc., REIT	135,025	7,975,927
Kilroy Realty Corp., REIT	307,667	8,793,123
NETSTREIT Corp., REIT(a)	293,379	4,180,651
Omega Healthcare Investors, Inc., REIT	639,431	21,165,166
Prologis, Inc., REIT	600,775	60,528,081
Public Storage, REIT	71,074	16,966,075
Realty Income Corp., REIT	293,532	13,907,546
Regency Centers Corp., REIT	106,411	6,412,327
Simon Property Group, Inc., REIT	289,297	31,790,847
SITE Centers Corp., REIT	407,575	4,752,325
STAG Industrial, Inc., REIT	246,617	8,192,617
Sun Communities, Inc., REIT	87,584	9,742,844
UDR, Inc., REIT	434,501	13,821,477
Urban Edge Properties, REIT	298,104	4,727,929
Ventas, Inc., REIT	445,076	18,897,927
Veris Residential, Inc., REIT	1,048,456	14,038,826
VICI Properties, Inc., REIT	491,562	13,714,580
Welltower, Inc., REIT	520,225	43,496,012

		567,226,676

TOTAL LONG-TERM INVESTMENTS (cost $932,971,748)		896,082,087

SHORT-TERM INVESTMENTS 0.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	688,190	688,190

See Notes to Financial Statements.

PGIM Global Real Estate Fund    17

Schedule of Investments   (continued)

as of October 31, 2023

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $1,270,818; includes $1,264,119 of cash collateral for securities on loan)(b)(wb)	1,272,188	$1,271,552

TOTAL SHORT-TERM INVESTMENTS (cost $1,959,008)		1,959,742

TOTAL INVESTMENTS 99.8% (cost $934,930,756)		898,041,829
Other assets in excess of liabilities 0.2%		1,360,306

NET ASSETS 100.0%		$899,402,135

Below is a list of the abbreviation(s) used in the annual report:

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

UTS—Unit Trust Security

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,224,075; cash collateral of $1,264,119 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$35,858,887	$—
Belgium	—	14,801,718	—

See Notes to Financial Statements.

18

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Canada	$25,182,774	$—	$—
France	—	20,113,389	—
Germany	—	8,974,609	—
Hong Kong	—	34,397,990	—
Japan	—	95,494,675	—
Singapore	—	33,511,934	—
Sweden	—	14,977,018	—
United Kingdom	—	45,542,417	—
United States	567,226,676	—	—
Short-Term Investments
Affiliated Mutual Funds	1,959,742	—	—

Total	$594,369,192	$303,672,637	$—

Sector Classification:

The sector classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2023 were as follows:

Specialized REITs	18.7%
Industrial REITs	16.1
Retail REITs	14.4
Residential REITs	13.7
Health Care REITs	10.4
Real Estate Operating Companies	6.5
Diversified Real Estate Activities	5.8
Hotel & Resort REITs	5.5
Diversified REITs	4.2
Office REITs	3.2
Internet Services & Infrastructure	0.5

Real Estate Development	0.4%
Health Care Facilities	0.2
Affiliated Mutual Funds (0.1% represents investments purchased with collateral from securities on loan)	0.2

99.8
Other assets in excess of liabilities	0.2

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

PGIM Global Real Estate Fund    19

Schedule of Investments   (continued)

as of October 31, 2023

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$1,224,075	$(1,224,075)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

as of October 31, 2023

Assets
Investments at value, including securities on loan of $1,224,075:
Unaffiliated investments (cost $932,971,748)	$896,082,087
Affiliated investments (cost $1,959,008)	1,959,742
Foreign currency, at value (cost $710)	710
Receivable for investments sold	14,416,684
Dividends receivable	1,480,974
Tax reclaim receivable	1,141,124
Receivable for Fund shares sold	1,088,688
Prepaid expenses and other assets	24,314

Total Assets	916,194,323

Liabilities
Payable for investments purchased	12,602,163
Payable for Fund shares purchased	2,039,935
Payable to broker for collateral for securities on loan	1,264,119
Management fee payable	588,385
Accrued expenses and other liabilities	253,702
Distribution fee payable	28,676
Affiliated transfer agent fee payable	12,398
Trustees’ fees payable	2,810

Total Liabilities	16,792,188

Net Assets	$899,402,135

Net assets were comprised of:
Shares of beneficial interest, at par	$55,528
Paid-in capital in excess of par	1,022,684,899
Total distributable earnings (loss)	(123,338,292)

Net assets, October 31, 2023	$899,402,135

See Notes to Financial Statements.

PGIM Global Real Estate Fund    21

Statement of Assets and Liabilities

as of October 31, 2023

Class A
Net asset value and redemption price per share, ($81,491,613 ÷ 5,059,188 shares of beneficial interest issued and outstanding)	$16.11
Maximum sales charge (5.50% of offering price)	0.94

Maximum offering price to public	$17.05

Class C
Net asset value, offering price and redemption price per share, ($3,808,383 ÷ 244,429 shares of beneficial interest issued and outstanding)	$15.58

Class R
Net asset value, offering price and redemption price per share, ($7,839,755 ÷ 488,622 shares of beneficial interest issued and outstanding)	$16.04

Class Z
Net asset value, offering price and redemption price per share, ($426,864,062 ÷ 26,325,749 shares of beneficial interest issued and outstanding)	$16.21

Class R2
Net asset value, offering price and redemption price per share, ($2,525,764 ÷ 156,104 shares of beneficial interest issued and outstanding)	$16.18

Class R4
Net asset value, offering price and redemption price per share, ($857,148 ÷ 52,945 shares of beneficial interest issued and outstanding)	$16.19

Class R6
Net asset value, offering price and redemption price per share, ($376,015,410 ÷ 23,201,420 shares of beneficial interest issued and outstanding)	$16.21

See Notes to Financial Statements.

22

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $1,074,473 foreign withholding tax)	$29,182,440
Affiliated dividend income	143,136
Income from securities lending, net (including affiliated income of $87,147)	119,053

Total income	29,444,629

Expenses
Management fee	7,207,954
Distribution fee(a)	421,317
Shareholder servicing fees(a)	3,322
Transfer agent’s fees and expenses (including affiliated expense of $72,969)(a)	1,024,635
Custodian and accounting fees	141,073
Shareholders’ reports	98,501
Professional fees	80,611
Registration fees(a)	68,832
Audit fee	30,634
Trustees’ fees	24,613
Miscellaneous	77,093

Total expenses	9,178,585
Less: Fee waiver and/or expense reimbursement(a)	(10,288)
Distribution fee waiver(a)	(23,548)

Net expenses	9,144,749

Net investment income (loss)	20,299,880

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $21,056)	(39,635,041)
Foreign currency transactions	(130,080)

(39,765,121)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,364)	(3,628,495)
Foreign currencies	41,070

(3,587,425)

Net gain (loss) on investment and foreign currency transactions	(43,352,546)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(23,052,666)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	293,088	51,627	70,644	—	5,958	—	—
Shareholder servicing fees	—	—	—	—	2,383	939	—
Transfer agent’s fees and expenses	243,970	10,267	19,697	726,987	4,270	1,644	17,800
Registration fees	12,140	9,349	4,374	19,896	4,374	5,124	13,575
Fee waiver and/or expense reimbursement	—	—	—	—	(4,966)	(5,322)	—
Distribution fee waiver	—	—	(23,548)	—	—	—	—

See Notes to Financial Statements.

PGIM Global Real Estate Fund    23

Statements of Changes in Net Assets

	Year Ended October 31,

	2023	2022

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,299,880	$22,829,091
Net realized gain (loss) on investment and foreign currency transactions	(39,765,121)	(25,448,369)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(3,587,425)	(358,824,937)

Net increase (decrease) in net assets resulting from operations	(23,052,666)	(361,444,215)

Dividends and Distributions
Distributions from distributable earnings
Class A	(1,638,118)	(22,148,204)
Class C	(47,589)	(2,018,563)
Class R	(141,459)	(2,024,567)
Class Z	(9,961,550)	(111,461,258)
Class R2	(42,506)	(123,215)
Class R4	(19,294)	(130,996)
Class R6	(8,385,481)	(70,680,242)

	(20,235,997)	(208,587,045)

Tax return of capital distributions
Class A	—	(1,081,194)
Class C	—	(98,539)
Class R	—	(98,832)
Class Z	—	(5,441,128)
Class R2	—	(6,015)
Class R4	—	(6,394)
Class R6	—	(3,450,349)

	—	(10,182,451)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	330,156,786	304,727,057
Net asset value of shares issued in reinvestment of dividends and distributions	18,895,333	201,004,370
Cost of shares purchased	(312,029,558)	(542,575,318)

Net increase (decrease) in net assets from Fund share transactions	37,022,561	(36,843,891)

Total increase (decrease)	(6,266,102)	(617,057,602)

Net Assets:
Beginning of year	905,668,237	1,522,725,839

End of year	$899,402,135	$905,668,237

See Notes to Financial Statements.

24

Financial Highlights

Class A Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.77	$27.44	$20.05	$27.31	$22.97
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.34	0.25	0.31	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.66)	(6.86)	7.41	(4.45)	4.87
Total from investment operations	(0.36)	(6.52)	7.66	(4.14)	5.23
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.55)	(0.27)	(0.88)	(0.51)
Tax return of capital distributions	-	(0.18)	-	(0.25)	-
Distributions from net realized gains	-	(3.42)	-	(1.99)	(0.38)
Total dividends and distributions	(0.30)	(4.15)	(0.27)	(3.12)	(0.89)
Net asset value, end of year	$16.11	$16.77	$27.44	$20.05	$27.31
Total Return(b):	(2.25)%	(27.70)%	38.32%	(16.64)%	23.50%

Ratios/Supplemental Data:
Net assets, end of year (000)	$81,492	$101,666	$153,763	$122,346	$169,987
Average net assets (000)	$97,696	$132,796	$140,808	$139,599	$160,416
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.36%	1.31%	1.30%	1.42%	1.50%
Expenses before waivers and/or expense reimbursement	1.36%	1.31%	1.30%	1.42%	1.50%
Net investment income (loss)	1.69%	1.60%	1.00%	1.40%	1.43%
Portfolio turnover rate(d)	89%	108%	149%	158%	82%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Real Estate Fund    25

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.22	$26.68	$19.51	$26.69	$22.46
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.16	0.10	0.19	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.62)	(6.62)	7.20	(4.34)	4.77
Total from investment operations	(0.47)	(6.46)	7.30	(4.15)	5.02
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.40)	(0.13)	(0.79)	(0.41)
Tax return of capital distributions	-	(0.18)	-	(0.25)	-
Distributions from net realized gains	-	(3.42)	-	(1.99)	(0.38)
Total dividends and distributions	(0.17)	(4.00)	(0.13)	(3.03)	(0.79)
Net asset value, end of year	$15.58	$16.22	$26.68	$19.51	$26.69
Total Return(b):	(3.00)%	(28.25)%	37.48%	(17.11)%	23.05%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,808	$6,120	$14,756	$23,586	$54,343
Average net assets (000)	$5,163	$10,899	$18,469	$38,807	$62,207
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.18%	2.03%	1.95%	1.95%	1.91%
Expenses before waivers and/or expense reimbursement	2.18%	2.03%	1.95%	1.95%	1.91%
Net investment income (loss)	0.86%	0.75%	0.41%	0.90%	1.05%
Portfolio turnover rate(d)	89%	108%	149%	158%	82%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class R Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.70	$27.36	$19.97	$27.24	$22.90
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.27	0.20	0.27	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.66)	(6.82)	7.38	(4.44)	4.88
Total from investment operations	(0.39)	(6.55)	7.58	(4.17)	5.21
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.51)	(0.19)	(0.86)	(0.49)
Tax return of capital distributions	-	(0.18)	-	(0.25)	-
Distributions from net realized gains	-	(3.42)	-	(1.99)	(0.38)
Total dividends and distributions	(0.27)	(4.11)	(0.19)	(3.10)	(0.87)
Net asset value, end of year	$16.04	$16.70	$27.36	$19.97	$27.24
Total Return(b):	(2.38)%	(27.90)%	38.08%	(16.82)%	23.45%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,840	$9,441	$14,415	$12,562	$19,815
Average net assets (000)	$9,419	$11,927	$14,099	$15,354	$19,694
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.55%	1.53%	1.52%	1.58%	1.58%
Expenses before waivers and/or expense reimbursement	1.80%	1.78%	1.77%	1.83%	1.83%
Net investment income (loss)	1.50%	1.26%	0.80%	1.25%	1.35%
Portfolio turnover rate(d)	89%	108%	149%	158%	82%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Real Estate Fund    27

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.88	$27.60	$20.15	$27.45	$23.07
Income (loss) from investment operations:
Net investment income (loss)	0.38	0.41	0.34	0.42	0.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.67)	(6.90)	7.46	(4.48)	4.92
Total from investment operations	(0.29)	(6.49)	7.80	(4.06)	5.42
Less Dividends and Distributions:
Dividends from net investment income	(0.38)	(0.63)	(0.35)	(1.00)	(0.66)
Tax return of capital distributions	-	(0.18)	-	(0.25)	-
Distributions from net realized gains	-	(3.42)	-	(1.99)	(0.38)
Total dividends and distributions	(0.38)	(4.23)	(0.35)	(3.24)	(1.04)
Net asset value, end of year	$16.21	$16.88	$27.60	$20.15	$27.45
Total Return(b):	(1.82)%	(27.44)%	38.87%	(16.26)%	24.27%

Ratios/Supplemental Data:
Net assets, end of year (000)	$426,864	$475,896	$755,205	$609,899	$1,030,064
Average net assets (000)	$477,820	$656,463	$696,648	$794,641	$971,722
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.95%	0.93%	0.92%	0.94%	0.92%
Expenses before waivers and/or expense reimbursement	0.95%	0.93%	0.92%	0.94%	0.92%
Net investment income (loss)	2.10%	1.89%	1.38%	1.90%	2.01%
Portfolio turnover rate(d)	89%	108%	149%	158%	82%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Class R2 Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.84	$27.54	$20.11	$27.40	$23.05
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.38	0.25	0.32	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.65)	(6.93)	7.43	(4.45)	4.97
Total from investment operations	(0.34)	(6.55)	7.68	(4.13)	5.31
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.55)	(0.25)	(0.92)	(0.58)
Tax return of capital distributions	-	(0.18)	-	(0.25)	-
Distributions from net realized gains	-	(3.42)	-	(1.99)	(0.38)
Total dividends and distributions	(0.32)	(4.15)	(0.25)	(3.16)	(0.96)
Net asset value, end of year	$16.18	$16.84	$27.54	$20.11	$27.40
Total Return(b):	(2.18)%	(27.71)%	38.33%	(16.56)%	23.77%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,526	$2,245	$689	$237	$222
Average net assets (000)	$2,383	$1,921	$444	$223	$69
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses before waivers and/or expense reimbursement	1.51%	1.55%	2.44%	7.86%	19.11%
Net investment income (loss)	1.74%	1.87%	0.97%	1.48%	1.28%
Portfolio turnover rate(d)	89%	108%	149%	158%	82%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Real Estate Fund    29

Financial Highlights (continued)

Class R4 Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.85	$27.56	$20.12	$27.41	$23.06
Income (loss) from investment operations:
Net investment income (loss)	0.36	0.38	0.31	0.39	0.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.66)	(6.89)	7.44	(4.47)	4.90
Total from investment operations	(0.30)	(6.51)	7.75	(4.08)	5.37
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.60)	(0.31)	(0.97)	(0.64)
Tax return of capital distributions	-	(0.18)	-	(0.25)	-
Distributions from net realized gains	-	(3.42)	-	(1.99)	(0.38)
Total dividends and distributions	(0.36)	(4.20)	(0.31)	(3.21)	(1.02)
Net asset value, end of year	$16.19	$16.85	$27.56	$20.12	$27.41
Total Return(b):	(1.93)%	(27.53)%	38.68%	(16.35)%	24.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$857	$757	$937	$658	$577
Average net assets (000)	$939	$840	$839	$616	$409
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses before waivers and/or expense reimbursement	1.62%	1.87%	1.78%	3.39%	4.06%
Net investment income (loss)	2.02%	1.78%	1.26%	1.78%	1.86%
Portfolio turnover rate(d)	89%	108%	149%	158%	82%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

30

Class R6 Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.87	$27.59	$20.14	$27.44	$23.06
Income (loss) from investment operations:
Net investment income (loss)	0.41	0.43	0.37	0.44	0.54
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.66)	(6.89)	7.46	(4.47)	4.90
Total from investment operations	(0.25)	(6.46)	7.83	(4.03)	5.44
Less Dividends and Distributions:
Dividends from net investment income	(0.41)	(0.66)	(0.38)	(1.03)	(0.68)
Tax return of capital distributions	-	(0.18)	-	(0.25)	-
Distributions from net realized gains	-	(3.42)	-	(1.99)	(0.38)
Total dividends and distributions	(0.41)	(4.26)	(0.38)	(3.27)	(1.06)
Net asset value, end of year	$16.21	$16.87	$27.59	$20.14	$27.44
Total Return(b):	(1.67)%	(27.34)%	39.05%	(16.14)%	24.42%

Ratios/Supplemental Data:
Net assets, end of year (000)	$376,015	$309,543	$582,961	$382,847	$438,023
Average net assets (000)	$367,640	$405,564	$483,697	$383,591	$711,529
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.81%	0.79%	0.79%	0.80%	0.79%
Expenses before waivers and/or expense reimbursement	0.81%	0.79%	0.79%	0.80%	0.79%
Net investment income (loss)	2.28%	1.97%	1.50%	2.01%	2.19%
Portfolio turnover rate(d)	89%	108%	149%	158%	82%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Real Estate Fund    31

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 12 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Global Real Estate Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is capital appreciation and income.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

32

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

PGIM Global Real Estate Fund    33

Notes to Financial Statements (continued)

comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such

34

mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or

PGIM Global Real Estate Fund    35

Notes to Financial Statements (continued)

loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Between 2018 and 2025, tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. The tax legislation did not expressly permit regulated investment companies (“RICs”) paying dividends attributable to such income to pass through this special treatment to its shareholders. On January 18, 2019, the Internal Revenue Service issued final regulations that permit RICs to pass through “qualified REIT dividends” to their shareholders.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial

36

statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc. (which provides subadvisory services to the Fund through its business unit, PGIM Real Estate) and PGIM Real Estate (UK) Limited, an indirect wholly-owned subsidiary of PGIM, Inc. (collectively, the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.75% of average daily net assets to $5 billion;	0.75%
0.74% of average daily net assets from $5 billion to $10 billion;
0.73% of average daily net assets over $10 billion.

The Manager has contractually agreed, through February 28, 2025, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
R	—

PGIM Global Real Estate Fund    37

Notes to Financial Statements (continued)

Class	Expense Limitations
Z	—%
R2	1.30
R4	1.05
R6	—

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 28, 2025 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Fund’s annual gross and net distribution rates and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee
A	0.30%	0.30%	N/A	%
C	1.00	1.00	N/A
R	0.75	0.50	N/A
Z	N/A	N/A	N/A
R2	0.25	0.25	0.10
R4	N/A	N/A	0.10
R6	N/A	N/A	N/A

For the year ended October 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales

38

charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$15,715	$—
C	—	821

PGIM Investments, PGIM, Inc., PIMS, PGIM Real Estate (UK) Limited and PMFS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$890,937,655	$845,169,400

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2023, is presented as follows:

PGIM Global Real Estate Fund    39

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$204,237,475	$203,549,285	$ —	$ —	$ 688,190	688,190	$143,136

PGIM Institutional Money Market Fund(1)(b)(wb)
47,575,524	469,363,109	515,690,501	2,364	21,056	1,271,552	1,272,188	87,147	(2)
$47,575,524	$673,600,584	$719,239,786	$2,364	$21,056	$1,959,742		$230,283

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Fund. The adjustments were due to prior year post-financial statement adjustments.

For the year ended October 31, 2023, the adjustments were as follows:

Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par
$(46,237)	$46,237

For the year ended October 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$20,235,997	$—	$—	$20,235,997

40

For the year ended October 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$133,576,028	$75,011,017	$10,182,451	$218,769,496

For the year ended October 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$808,571	$—

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$956,291,398	$57,208,248	$(115,457,817)	$(58,249,569)

The difference between GAAP and tax basis were primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$65,743,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special

PGIM Global Real Estate Fund    41

Notes to Financial Statements (continued)

exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at

$0.001 par value per share, currently divided into seven classes, designated Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6.

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	11,102	0.1%
R4	614	1.2
R6	1,561,222	6.7

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	5	56.3

42

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2023:
Shares sold	355,460	$6,345,037
Shares issued in reinvestment of dividends and distributions	83,334	1,456,692
Shares purchased	(1,473,734)	(26,334,822)
Net increase (decrease) in shares outstanding before conversion	(1,034,940)	(18,533,093)
Shares issued upon conversion from other share class(es)	157,817	2,814,444
Shares purchased upon conversion into other share class(es)	(127,697)	(2,318,510)
Net increase (decrease) in shares outstanding	(1,004,820)	$(18,037,159)

Year ended October 31, 2022:
Shares sold	567,952	$12,442,743
Shares issued in reinvestment of dividends and distributions	897,713	20,594,349
Shares purchased	(1,126,315)	(23,846,482)
Net increase (decrease) in shares outstanding before conversion	339,350	9,190,610
Shares issued upon conversion from other share class(es)	239,974	5,118,920
Shares purchased upon conversion into other share class(es)	(118,834)	(2,627,316)
Net increase (decrease) in shares outstanding	460,490	$11,682,214

Class C
Year ended October 31, 2023:
Shares sold	19,115	$330,566
Shares issued in reinvestment of dividends and distributions	2,677	45,372
Shares purchased	(76,603)	(1,305,794)
Net increase (decrease) in shares outstanding before conversion	(54,811)	(929,856)
Shares purchased upon conversion into other share class(es)	(78,012)	(1,364,136)
Net increase (decrease) in shares outstanding	(132,823)	$(2,293,992)

Year ended October 31, 2022:
Shares sold	79,396	$1,781,200
Shares issued in reinvestment of dividends and distributions	90,254	2,027,183
Shares purchased	(173,076)	(3,417,630)
Net increase (decrease) in shares outstanding before conversion	(3,426)	390,753
Shares purchased upon conversion into other share class(es)	(172,356)	(3,661,311)
Net increase (decrease) in shares outstanding	(175,782)	$(3,270,558)

Class R
Year ended October 31, 2023:
Shares sold	42,325	$751,102
Shares issued in reinvestment of dividends and distributions	8,110	141,222
Shares purchased	(127,072)	(2,252,609)
Net increase (decrease) in shares outstanding	(76,637)	$(1,360,285)

PGIM Global Real Estate Fund    43

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2022:
Shares sold	67,120	$1,312,971
Shares issued in reinvestment of dividends and distributions	92,540	2,119,436
Shares purchased	(121,304)	(2,695,090)
Net increase (decrease) in shares outstanding	38,356	$737,317

Class Z
Year ended October 31, 2023:
Shares sold	7,105,835	$128,581,945
Shares issued in reinvestment of dividends and distributions	521,634	9,163,075
Shares purchased	(9,474,545)	(169,284,101)
Net increase (decrease) in shares outstanding before conversion	(1,847,076)	(31,539,081)
Shares issued upon conversion from other share class(es)	141,823	2,595,172
Shares purchased upon conversion into other share class(es)	(166,331)	(2,972,859)
Net increase (decrease) in shares outstanding	(1,871,584)	$(31,916,768)

Year ended October 31, 2022:
Shares sold	8,056,054	$174,012,186
Shares issued in reinvestment of dividends and distributions	4,505,589	103,779,146
Shares purchased	(10,891,695)	(226,823,374)
Net increase (decrease) in shares outstanding before conversion	1,669,948	50,967,958
Shares issued upon conversion from other share class(es)	150,985	3,413,785
Shares purchased upon conversion into other share class(es)	(986,179)	(16,588,201)
Net increase (decrease) in shares outstanding	834,754	$37,793,542

Class R2
Year ended October 31, 2023:
Shares sold	54,511	$959,146
Shares issued in reinvestment of dividends and distributions	2,438	42,506
Shares purchased	(34,131)	(606,479)
Net increase (decrease) in shares outstanding	22,818	$395,173

Year ended October 31, 2022:
Shares sold	150,140	$3,269,850
Shares issued in reinvestment of dividends and distributions	5,994	129,230
Shares purchased	(47,862)	(977,543)
Net increase (decrease) in shares outstanding	108,272	$2,421,537

44

Share Class	Shares	Amount

Class R4
Year ended October 31, 2023:
Shares sold	24,778	$451,660
Shares issued in reinvestment of dividends and distributions	472	8,255
Shares purchased	(17,231)	(297,229)
Net increase (decrease) in shares outstanding	8,019	$162,686

Year ended October 31, 2022:
Shares sold	13,329	$278,741
Shares issued in reinvestment of dividends and distributions	3,083	70,598
Shares purchased	(5,493)	(134,725)
Net increase (decrease) in shares outstanding	10,919	$214,614

Class R6
Year ended October 31, 2023:
Shares sold	10,550,441	$192,737,330
Shares issued in reinvestment of dividends and distributions	458,270	8,038,211
Shares purchased	(6,225,113)	(111,948,524)
Net increase (decrease) in shares outstanding before conversion	4,783,598	88,827,017
Shares issued upon conversion from other share class(es)	70,225	1,257,910
Shares purchased upon conversion into other share class(es)	(691)	(12,021)
Net increase (decrease) in shares outstanding	4,853,132	$90,072,906

Year ended October 31, 2022:
Shares sold	5,120,366	$111,629,366
Shares issued in reinvestment of dividends and distributions	3,138,261	72,284,428
Shares purchased	(11,917,267)	(284,680,474)
Net increase (decrease) in shares outstanding before conversion	(3,658,640)	(100,766,680)
Shares issued upon conversion from other share class(es)	886,491	14,464,541
Shares purchased upon conversion into other share class(es)	(5,922)	(120,418)
Net increase (decrease) in shares outstanding	(2,778,071)	$(86,422,557)

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

PGIM Global Real Estate Fund    45

Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2023. The average daily balance for the 47 days that the Fund had loans outstanding during the period was approximately $1,131,702, borrowed at a weighted average interest rate of 5.81%. The maximum loan outstanding amount during the period was $4,112,000. At October 31, 2023, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Distribution Risk: The Fund’s distributions may consist of net investment income, if any, and net realized gains, if any, from the sale of investments and/or return of capital. The Fund will

46

provide to shareholders early in each calendar year the final tax character of the Fund’s distributions for the previous year. Also, at such time that the Fund distribution is expected to be from sources other than current or accumulated net income, a notice to shareholders may be required.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located

PGIM Global Real Estate Fund    47

Notes to Financial Statements (continued)

outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of

48

issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Real Estate Investment Trust (“REIT”) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Real Estate Related Securities Risk: Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Since the Fund concentrates in the real estate industry, its holdings can vary significantly from broad market indices. As a result, the Fund’s performance can deviate from the performance of such indices. Because the Fund invests in stocks, there is the risk that the price of a particular stock owned by the Fund could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.

An investment in the Fund will be closely linked to the performance of the real estate markets. Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of

PGIM Global Real Estate Fund    49

Notes to Financial Statements (continued)

default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

Selection Risk: Selection risk is the risk that the securities selected by the subadviser will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies. Individual REIT prices may drop because of the failure of borrowers to pay their loans, a dividend reduction, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, or poor management of a REIT.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

50

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 12 and Shareholders of PGIM Global Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Global Real Estate Fund (one of the funds constituting Prudential Investment Portfolios 12, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for the period ended October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Global Real Estate Fund    51

Tax Information (unaudited)

For the year ended October 31, 2023, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); 2) interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD):

Fund	QDI	IRD
PGIM Global Real Estate Fund	7.30%	0.62%

In January 2024 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

52

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100	Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Global Real Estate Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Global Real Estate Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Global Real Estate Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since December 2023

Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since December 2023

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

PGIM Global Real Estate Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Global Real Estate Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Global Real Estate Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Real Estate unit (“PGIM Real Estate”), and PGIM Real Estate (UK) Limited (“PGIM RE (UK)”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and PGIM RE (UK). Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM	Global Real Estate Fund is a series of Prudential Investment Portfolios 12.

PGIM Global Real Estate Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIM, which, through its PGIM Real Estate unit, and PGIM RE (UK), which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Real Estate and PGIM RE (UK). The Board noted that PGIM Real Estate and PGIM RE (UK) are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Real Estate and PGIM RE (UK), including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Real Estate, and PGIM RE (UK), and also considered the qualifications, backgrounds and responsibilities of PGIM Real Estate’s and PGIM RE (UK)’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM’s, PGIM Real Estate’s and PGIM RE (UK)’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Real Estate and PGIM RE (UK). The Board also noted that it received favorable compliance

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reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Real Estate and PGIM RE (UK).

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM through PGIM Real Estate, and by PGIM RE (UK), and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Real Estate and PGIM RE (UK) under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Global Real Estate Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Real Estate and PGIM RE (UK)

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Real Estate, PGIM RE (UK) and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Real Estate and PGIM RE (UK) included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIM Real Estate and PGIM RE (UK) were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	2nd Quartile	2nd Quartile

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the three-, five-, and ten-year period, and underperformed its benchmark index over the one-year period.

●

The Board considered that the Fund outperformed its benchmark and peer group in the fourth quarter of 2022 and first quarter of 2023 (ranking in the 26th and 20th percentiles, respectively) and that the Fund outperformed its peer group average and benchmark for the five- and ten-year periods ended March 31, 2023.

●

The Board also considered that the Fund’s benchmark-relative underperformance has been isolated to the 2022 period and that the Fund has outperformed its peer group median in seven out of the last ten calendar years.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses to exceed 1.30% for Class R2 shares and 1.05% for Class R4 shares through February 29, 2024.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Global Real Estate Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● George Hoyt, Assistant Secretary ● Devan Goolsby, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Real Estate PGIM Real Estate (UK) Limited	655 Broad Street 14th Floor Newark, NJ 07102 Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Global Real Estate Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM GLOBAL REAL ESTATE FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	PURAX	PURCX	PURRX	PURZX	PUREX	PURGX	PGRQX

CUSIP	744336108	744336306	744336405	744336504	744336678	744336660	744336876

MF182E

PGIM JENNISON TECHNOLOGY FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2    Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Technology Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Technology Fund

December 15, 2023

PGIM Jennison Technology Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23

	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	25.17	12.90	11.20 (6/19/2018)

(without sales charges)	32.46	14.19	12.38 (6/19/2018)

Class C

(with sales charges)	30.53	13.34	11.56 (6/19/2018)

(without sales charges)	31.53	13.34	11.56 (6/19/2018)

Class Z

(without sales charges)	32.80	14.47	12.69 (6/19/2018)

Class R6

(without sales charges)	32.85	14.52	12.73 (6/19/2018)

MSCI All Country World Information Technology Index

	25.81	16.94	14.93

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI All Country World Information Technology Index by portraying the initial account values at the commencement of operations for Class Z shares (June 19, 2018) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Technology Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definition

MSCI All Country World Information Technology Index—The MSCI All Country World Information Technology Index includes large- and mid-cap securities across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK, and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/23

Ten Largest Holdings	Line of Business	% of Net Assets
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	15.0%
Microsoft Corp.	Software	11.0%
Broadcom, Inc.	Semiconductors & Semiconductor Equipment	9.9%
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.5%
Lam Research Corp.	Semiconductors & Semiconductor Equipment	3.8%
Adobe, Inc.	Software	3.7%
MongoDB, Inc.	IT Services	3.7%
Advanced Micro Devices, Inc.	Semiconductors & Semiconductor Equipment	3.3%
Snowflake, Inc. (Class A Stock)	IT Services	3.1%
Salesforce, Inc.	Software	3.0%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Technology Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Technology Fund’s Class Z shares returned 32.80% in the 12-month reporting period that ended October 31, 2023, outperforming the 25.81% return of the MSCI All Country World Information Technology Index (the Index).

What were the market conditions?

●

Prior to the start of the reporting period, in June 2022, inflation rose above 9%, the highest level in four decades. Between March 2022 and July 2023, the US Federal Reserve (Fed) raised the federal funds rate 11 times, from near zero to a range of 5.25%–5.50%, reflecting the Fed’s urgency in reestablishing price stability.

●

Calendar year 2022 ended with investors uncertain about inflationary pressures and Fed policy, heightened geopolitical tensions, war in Ukraine, and expectations that US economic growth would slow and could enter a recession. Companies took aggressive steps to rationalize costs, expecting a more challenging environment ahead. In this environment, stocks generally continued to underperform, as they had earlier in 2022.

●

In the first half of 2023, the economy delivered better-than-feared results, with continued—albeit moderating—growth led by resilient consumer spending amid ongoing labor market strength. As inflationary pressures eased, the Fed slowed the pace of monetary tightening, which encouraged investors, as did stronger-than-expected earnings reports. Investors appeared to be surprised that many companies were able to effectively cut their costs and stabilize profit margins, enabling them to exceed Wall Street expectations.

●

In late summer, markets stumbled again in the face of the increasing likelihood that the Fed would maintain rates at elevated levels for longer than previously expected, due to rising energy prices, sustained wage pressures, and the broad persistence of above-target inflation. Additionally, by the end of the third quarter, macroeconomic and political developments added to investor unease. Threats of a federal government shutdown, strikes at several US auto makers, and tensions with China made the path to slower growth and a soft landing appear less smooth or likely. Coordinated supply restraints from the OPEC group of petroleum producing nations drove oil prices higher and prompted a subsequent rebound in gasoline prices. US consumer confidence ticked down over the summer months, while employment and home prices held firm.

What worked?

●

Information technology positions provided especially strong contributions to the Fund’s outperformance relative to the Index over the reporting period, as select companies posted strong gains in the first half of 2023, following a rough second half of 2022. The rebound reflected both the depressed nature of valuations when the year began, solid fundamentals (especially regarding quality and free-cash-flow metrics), and the first signs of upgrades to near- and medium-term revenue and profit expectations from company managements.

●

Stock selection (along with an overweight relative to the Index) within semiconductors & semiconductor equipment (Nvidia Corp., Broadcom, Inc., ASML Holding N.V., Lam Research Corp., and Advanced Micro Devices, Inc.) contributed the most to relative returns.

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●

Nvidia shares rose on the company’s growth opportunity as a leader in advanced computer chips that support artificial intelligence (AI) development. As the period progressed, the company enjoyed tremendous demand for accelerated computing and generative-AI chips. Improving supply, in Jennison’s view, should sustain revenue growth well into next year.

●	Broadcom’s shares surged on the news it had entered into two multi-year supply agreements with Apple, Inc.

●	The following holdings, also within information technology, bolstered relative returns: Microsoft Corp. (software), MongoDB, Inc. (IT services), Adobe, Inc. (software), and Synopsys, Inc. (software).

●

Microsoft continued to gain share across multiple product lines, while having the advantage of being very well positioned for the AI wave, given the company’s progress in incorporating the technology into existing products, increasing revenue potential.

●	MongoDB, the category leader in the enterprise document database market, in Jennison’s view, holds potential to exceed investor expectations over a multi-year period as a long-duration asset.

●

Adobe’s shares benefited from the launch of four new generative-AI products and encouraging customer engagement. New-user attraction via Firefly/Express and new pricing, in Jennison’s view, should continue to drive above-average growth.

What didn’t work?

●

Out-of-Index holdings in real estate (American Tower Corp. and SBA Communications Corp.), financials (Adyen N.V. and Block Inc.), and healthcare (Lantheus Holdings Inc. and Agilent Technologies Inc.) detracted the most from relative performance during the reporting period.

●	Stock selection within consumer discretionary (Mobileye Global Inc.) also detracted.

●	Other notable underperformers during the period included Enphase Energy Inc., Atlassian Corp., HashiCorp, Inc., and Snowflake, Inc., all within information technology.

●	The following stocks mentioned above were sold during the period: Adyen, Agilent Technologies, American Tower, Block, Enphase Energy, Lantheus Holdings, Mobileye Global, and SBA Communications.

Current outlook

●

Sentiment in the near term is clouded by uncertainties due to, but not limited to, repeated threats of a government shutdown, auto strikes, the restart of student loan repayments, and the lagged effect on financing costs and spending intentions from interest rates at 15-year highs. These impediments, which Jennison has been anticipating since 2023 began, will likely weigh on economic growth into year-end.

●

US consumers, with less robust prospects overall, are beginning to show stress—primarily at lower income levels. Overall, a healthy employment backdrop and residential real estate strength, which bolsters net worth, are variables that point to a

PGIM Jennison Technology Fund    9

Strategy and Performance Overview* (continued)

moderate slowdown. The Fund’s holdings related most directly to consumer spending remain tightly focused on leading brands, retailers, and service providers that are best positioned to take wallet share and grow revenues and profits on a multi-year basis.

●

Technology spending trends have turned to cost optimization, rationalization of past customer investments to drive efficiencies, and headcount reductions. Now more than a year into this environment, Jennison expects to see greater stability in spending activity and investment intentions moving into 2024. The broad categories of cloud adoption, data mining and analytics, and the still-nascent development and adoption of generative-AI capabilities remain at the forefront of longer-term investment plans across a wide range of industries.

●

Jennison remains vigilant in evaluating the investment landscape against a mixed backdrop. It is important to emphasize that slowing growth is a feature—but not the defining factor—that will influence the performance and financial results of investments over the Fund’s longer-term investment horizon. The ability to innovate, invest, and grow through variable macroeconomic environments supports Jennison’s belief in the ability of the Fund to generate above-average returns.

●	The Fund will continue to hold a mix of:

●

Stable, long-duration, larger-cap businesses with long-duration profitability metrics and competitive advantages. As the leading companies in their industries, they are using their scale as a competitive advantage.

●

Up-and-coming emerging growers that possess a unique technology or innovation and are early in their growth trajectories. These businesses have large total addressable markets (TAM) that are still evolving, have a unique early-mover advantage, and offer a leading product or service.

●

Durability of growth (both unit revenue and earnings) and future free cash flows will continue to be a focus of Jennison’s fundamental research. This approach targets businesses that Jennison expects to extend their success well beyond the current environment.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Technology Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Technology Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,123.90	1.14%	$ 6.10
	Hypothetical	$1,000.00	$1,019.46	1.14%	$ 5.80

Class C	Actual	$1,000.00	$1,120.20	1.89%	$10.10
	Hypothetical	$1,000.00	$1,015.68	1.89%	$ 9.60

Class Z	Actual	$1,000.00	$1,125.70	0.89%	$ 4.77
	Hypothetical	$1,000.00	$1,020.72	0.89%	$ 4.53

Class R6	Actual	$1,000.00	$1,125.50	0.84%	$ 4.50
	Hypothetical	$1,000.00	$1,020.97	0.84%	$ 4.28

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 99.1%

COMMON STOCKS

Automobiles 0.9%
Tesla, Inc.*	1,090	$218,916

Broadline Retail 4.7%
Amazon.com, Inc.*	4,995	664,785
MercadoLibre, Inc. (Brazil)*	323	400,759

		1,065,544

Entertainment 1.7%
Netflix, Inc.*	928	382,048

Financial Services 0.7%
Mastercard, Inc. (Class A Stock)	423	159,196

Ground Transportation 2.2%
Uber Technologies, Inc.*	11,651	504,255

Hotels, Restaurants & Leisure 1.3%
Airbnb, Inc. (Class A Stock)*	2,496	295,252

Interactive Media & Services 2.6%
Alphabet, Inc. (Class A Stock)*	3,868	479,941
Facebook, Inc. (Class A Stock)*	373	112,374

		592,315

IT Services 6.8%
MongoDB, Inc.*	2,438	840,110
Snowflake, Inc. (Class A Stock)*	4,850	703,881

		1,543,991

Semiconductors & Semiconductor Equipment 39.8%
Advanced Micro Devices, Inc.*	7,725	760,912
ARM Holdings PLC, ADR*	1,686	83,103
ASML Holding NV (Netherlands)	232	138,924
Broadcom, Inc.	2,688	2,261,603
Camtek Ltd. (Israel)*	1,958	102,991
Lam Research Corp.	1,477	868,801
Micron Technology, Inc.	8,417	562,845
Monolithic Power Systems, Inc.	385	170,070
NVIDIA Corp.	8,393	3,422,665

See Notes to Financial Statements.

PGIM Jennison Technology Fund    13

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
Onto Innovation, Inc.*	4,358	$489,708
Rambus, Inc.*	3,437	186,732

		9,048,354

Software 32.9%
Adobe, Inc.*	1,599	850,764
Atlassian Corp. (Class A Stock)*	1,658	299,501
Crowdstrike Holdings, Inc. (Class A Stock)*	2,844	502,734
Datadog, Inc. (Class A Stock)*	4,782	389,590
HashiCorp, Inc. (Class A Stock)*	3,356	66,080
HubSpot, Inc.*	1,508	639,045
Microsoft Corp.	7,393	2,499,647
PALO ALTO NETWORKS, Inc.*	544	132,203
Procore Technologies, Inc.*	4,039	246,742
Salesforce, Inc.*	3,364	675,592
ServiceNow, Inc.*	986	573,704
Synopsys, Inc.*	1,176	552,061
VMware, Inc. (Class A Stock)*	438	63,795

		7,491,458

Technology Hardware, Storage & Peripherals 5.5%
Apple, Inc.	7,305	1,247,475

TOTAL LONG-TERM INVESTMENTS (cost $15,557,424)		22,548,804

SHORT-TERM INVESTMENT 1.4%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (cost $311,087)(wb)	311,087	311,087

TOTAL INVESTMENTS 100.5% (cost $15,868,511)		22,859,891
Liabilities in excess of other assets (0.5)%		(114,460)

NET ASSETS 100.0%		$22,745,431

Below is a list of the abbreviation(s) used in the annual report:

ADR—American Depositary Receipt

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

See Notes to Financial Statements.

14

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Automobiles	$218,916	$—	$—
Broadline Retail	1,065,544	—	—
Entertainment	382,048	—	—
Financial Services	159,196	—	—
Ground Transportation	504,255	—	—
Hotels, Restaurants & Leisure	295,252	—	—
Interactive Media & Services	592,315	—	—
IT Services	1,543,991	—	—
Semiconductors & Semiconductor Equipment	9,048,354	—	—
Software	7,491,458	—	—
Technology Hardware, Storage & Peripherals	1,247,475	—	—
Short-Term Investment
Affiliated Mutual Fund	311,087	—	—

Total	$22,859,891	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2023 were as follows:

Semiconductors & Semiconductor Equipment	39.8%
Software	32.9
IT Services	6.8
Technology Hardware, Storage & Peripherals	5.5
Broadline Retail	4.7
Interactive Media & Services	2.6
Ground Transportation	2.2
Entertainment	1.7
Affiliated Mutual Fund	1.4

Hotels, Restaurants & Leisure	1.3%
Automobiles	0.9
Financial Services	0.7

100.5
Liabilities in excess of other assets	(0.5)

100.0%

See Notes to Financial Statements.

PGIM Jennison Technology Fund    15

Statement of Assets and Liabilities

as of October 31, 2023

Assets
Investments at value:
Unaffiliated investments (cost $15,557,424)	$22,548,804
Affiliated investments (cost $311,087)	311,087
Due from Manager	8,188
Tax reclaim receivable	791
Receivable for Fund shares sold	448
Dividends receivable	242
Prepaid expenses	947

Total Assets	22,870,507

Liabilities
Payable for investments purchased	47,998
Audit fee payable	24,912
Payable for Fund shares purchased	23,448
Professional fees payable	6,362
Custodian and accounting fee payable	6,160
Accrued expenses and other liabilities	6,134
Shareholder report fees payable	3,978
Affiliated transfer agent fee payable	3,584
Distribution fee payable	1,672
Trustees’ fees payable	828

Total Liabilities	125,076

Net Assets	$22,745,431

Net assets were comprised of:
Shares of beneficial interest, at par	$1,386
Paid-in capital in excess of par	17,184,363
Total distributable earnings (loss)	5,559,682

Net assets, October 31, 2023	$22,745,431

See Notes to Financial Statements.

16

Class A

Net asset value and redemption price per share, ($ 4,647,958 ÷ 286,122 shares of beneficial interest issued and outstanding)	$16.24

Maximum sales charge (5.50% of offering price)	0.95

Maximum offering price to public	$17.19

Class C

Net asset value, offering price and redemption price per share, ($ 758,325 ÷ 48,744 shares of beneficial interest issued and outstanding)	$15.56

Class Z

Net asset value, offering price and redemption price per share, ($ 7,700,777 ÷ 467,241 shares of beneficial interest issued and outstanding)	$16.48

Class R6

Net asset value, offering price and redemption price per share, ($ 9,638,371 ÷ 583,974 shares of beneficial interest issued and outstanding)	$16.50

See Notes to Financial Statements.

PGIM Jennison Technology Fund    17

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $1,141 foreign withholding tax)	$127,380
Affiliated dividend income	6,035
Income from securities lending, net (including affiliated income of $1,241)	1,676

Total income	135,091

Expenses
Management fee	152,672
Distribution fee(a)	18,775
Professional fees	38,391
Custodian and accounting fees	36,495
Transfer agent’s fees and expenses (including affiliated expense of $19,751)(a)	28,029
Registration fees(a)	26,922
Audit fee	24,910
Shareholders’ reports	18,159
Fund data services	13,762
Trustees’ fees	9,838
Miscellaneous	8,225

Total expenses	376,178
Less: Fee waiver and/or expense reimbursement(a)	(184,619)
Distribution fee waiver(a)	(1,948)

Net expenses	189,611

Net investment income (loss)	(54,520)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(40))	(649,038)
Foreign currency transactions	216

(648,822)

Net change in unrealized appreciation (depreciation) on:
Investments	5,891,037
Foreign currencies	11

5,891,048

Net gain (loss) on investment and foreign currency transactions	5,242,226

Net Increase (Decrease) In Net Assets Resulting From Operations	$5,187,706

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	11,688	7,087	—	—
Transfer agent’s fees and expenses	17,090	2,506	8,185	248
Registration fees	9,133	4,588	8,713	4,488
Fee waiver and/or expense reimbursement	(50,210)	(11,459)	(58,718)	(64,232)
Distribution fee waiver	(1,948)	—	—	—

See Notes to Financial Statements.

18

Statements of Changes in Net Assets

	Year Ended October 31,

	2023	2022

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(54,520)	$(36,126)
Net realized gain (loss) on investment and foreign currency transactions	(648,822)	(630,549)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,891,048	(11,550,170)

Net increase (decrease) in net assets resulting from operations	5,187,706	(12,216,845)

Dividends and Distributions
Distributions from distributable earnings
Class A	—	(334,579)
Class C	—	(82,397)
Class Z	—	(1,145,837)
Class R6	—	(1,003,985)

	—	(2,566,798)

Tax return of capital distributions
Class A	—	(12,703)
Class C	—	(3,129)
Class Z	—	(43,506)
Class R6	—	(38,120)

	—	(97,458)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	3,618,711	2,399,366
Net asset value of shares issued in reinvestment of dividends and distributions	—	2,457,441
Cost of shares purchased	(1,959,043)	(5,047,568)

Net increase (decrease) in net assets from Fund share transactions	1,659,668	(190,761)

Total increase (decrease)	6,847,374	(15,071,862)

Net Assets:
Beginning of year	15,898,057	30,969,919

End of year	$22,745,431	$15,898,057

See Notes to Financial Statements.

PGIM Jennison Technology Fund    19

Financial Highlights

Class A Shares
	Year Ended October 31,
	2023		2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.26		$22.58	$16.83	$11.18	$9.64
Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.05)	(0.16)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.05		(8.31)	6.76	5.74	1.57
Total from investment operations	3.98		(8.36)	6.60	5.65	1.54
Less Dividends and Distributions:
Tax return of capital distributions	-		(0.07)	-	-	-
Distributions from net realized gains	-		(1.89)	(0.85)	-	-
Total dividends and distributions	-		(1.96)	(0.85)	-	-
Net asset value, end of year	$16.24		$12.26	$22.58	$16.83	$11.18
Total Return(b):	32.46%		(40.09)%	40.10%	50.54%	15.98%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,648		$2,841	$3,989	$2,400	$457
Average net assets (000)	$3,896		$3,351	$3,404	$1,365	$216
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.12	%(d)	1.10%	1.10%	1.10%	1.10%
Expenses before waivers and/or expense reimbursement	2.46%		2.42%	2.26%	3.33%	9.15%
Net investment income (loss)	(0.47)%		(0.34)%	(0.77)%	(0.60)%	(0.27)%
Portfolio turnover rate(e)	68%		104%	68%	74%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

20

Class C Shares
	Year Ended October 31,
	2023		2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.83		$22.01	$16.55	$11.07	$9.62
Income (loss) from investment operations:
Net investment income (loss)	(0.17)		(0.17)	(0.30)	(0.21)	(0.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.90		(8.05)	6.61	5.69	1.55
Total from investment operations	3.73		(8.22)	6.31	5.48	1.45
Less Dividends and Distributions:
Tax return of capital distributions	-		(0.07)	-	-	-
Distributions from net realized gains	-		(1.89)	(0.85)	-	-
Total dividends and distributions	-		(1.96)	(0.85)	-	-
Net asset value, end of year	$15.56		$11.83	$22.01	$16.55	$11.07
Total Return(b):	31.53%		(40.55)%	39.05%	49.50%	15.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$758		$585	$930	$529	$61
Average net assets (000)	$709		$754	$700	$265	$56
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.87	%(d)	1.85%	1.85%	1.85%	1.85%
Expenses before waivers and/or expense reimbursement	3.49%		3.40%	3.60%	8.45%	26.92%
Net investment income (loss)	(1.20)%		(1.10)%	(1.52)%	(1.38)%	(0.95)%
Portfolio turnover rate(e)	68%		104%	68%	74%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Technology Fund    21

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2023		2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.41		$22.77	$16.93	$11.22	$9.66
Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.02)	(0.11)	(0.04)	- (b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.10		(8.38)	6.80	5.75	1.57
Total from investment operations	4.07		(8.40)	6.69	5.71	1.57
Less Dividends and Distributions:
Dividends from net investment income	-		-	-	- (b)	(0.01)
Tax return of capital distributions	-		(0.07)	-	-	-
Distributions from net realized gains	-		(1.89)	(0.85)	-	-
Total dividends and distributions	-		(1.96)	(0.85)	- (b)	(0.01)
Net asset value, end of year	$16.48		$12.41	$22.77	$16.93	$11.22
Total Return(c):	32.80%		(39.92)%	40.41%	50.94%	16.25%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,701		$5,219	$13,928	$7,063	$5,420
Average net assets (000)	$6,809		$9,493	$10,989	$6,864	$4,521
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.87	%(e)	0.85%	0.85%	0.85%	0.85%
Expenses before waivers and/or expense reimbursement	1.73%		1.50%	1.44%	2.03%	2.66%
Net investment income (loss)	(0.21)%		(0.12)%	(0.53)%	(0.27)%	0.03%
Portfolio turnover rate(f)	68%		104%	68%	74%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class R6 Shares
	Year Ended October 31,
	2023		2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.42		$22.78	$16.93	$11.22	$9.66
Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.01)	(0.09)	(0.03)	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.10		(8.39)	6.79	5.75	1.56
Total from investment operations	4.08		(8.40)	6.70	5.72	1.57
Less Dividends and Distributions:
Dividends from net investment income	-		-	-	(0.01)	(0.01)
Tax return of capital distributions	-		(0.07)	-	-	-
Distributions from net realized gains	-		(1.89)	(0.85)	-	-
Total dividends and distributions	-		(1.96)	(0.85)	(0.01)	(0.01)
Net asset value, end of year	$16.50		$12.42	$22.78	$16.93	$11.22
Total Return(b):	32.85%		(39.90)%	40.47%	51.02%	16.28%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,638		$7,253	$12,123	$8,630	$5,627
Average net assets (000)	$8,943		$9,106	$10,675	$7,106	$5,280
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.82	%(d)	0.80%	0.80%	0.80%	0.80%
Expenses before waivers and/or expense reimbursement	1.54%		1.40%	1.32%	1.90%	2.56%
Net investment income (loss)	(0.15)%		(0.05)%	(0.47)%	(0.22)%	0.10%
Portfolio turnover rate(e)	68%		104%	68%	74%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Technology Fund    23

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios 12 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Jennison Technology Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term capital appreciation.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

24

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

PGIM Jennison Technology Fund    25

Notes to Financial Statements (continued)

comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such

26

mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

PGIM Jennison Technology Fund    27

Notes to Financial Statements (continued)

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

28

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.75% of the average daily net assets up to $1 billion;	0.75%
0.73% of the average daily net assets from $1 billion to $3 billion;
0.71% of the average daily net assets from $3 billion to $5 billion;
0.70% of the average daily net assets from $5 billion to $10 billion;
0.69% of the average daily net assets over $10 billion.

The Manager has contractually agreed, through February 28, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.10%
C	1.85
Z	0.85
R6	0.80

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has

PGIM Jennison Technology Fund    29

Notes to Financial Statements (continued)

contractually agreed through February 28, 2025 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.30%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$5,738	$—
C	—	41

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

30

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales

$15,648,033	$13,806,686

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$—	$5,360,375	$5,049,288	$—	$—	$311,087	311,087	$6,035

PGIM Institutional Money Market Fund(1)(b)(wb)
—	345,224	345,184	—	(40)	—	—	1,241	(2)
$—	$5,705,599	$5,394,472	$—	$(40)	$311,087		$7,276

(1)	The Fund did not have any capital gain distributions during the reporting period.

(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2023, there were no distributions paid by the Fund.

PGIM Jennison Technology Fund    31

Notes to Financial Statements (continued)

For the year ended October 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$151,214	$2,415,584	$97,458	$2,664,256

As of October 31, 2023, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$16,127,493	$7,533,537	$(801,139)	$6,732,398

The difference between GAAP basis and tax basis is primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized

$1,102,000	$—

The Fund elected to treat the below approximated losses as having been incurred in the following fiscal year (October 31, 2024).

Qualified Late-Year Losses	Post-October Capital Losses

$70,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the three fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

32

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
C	1,156	2.4%
R6	577,711	98.9

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	41.8%
Unaffiliated	3	26.1

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2023:
Shares sold	117,428	$1,873,270
Shares purchased	(64,100)	(996,652)
Net increase (decrease) in shares outstanding before conversion	53,328	876,618
Shares issued upon conversion from other share class(es)	1,094	15,476
Net increase (decrease) in shares outstanding	54,422	$892,094

PGIM Jennison Technology Fund    33

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2022:
Shares sold	89,419	$1,473,516
Shares issued in reinvestment of dividends and distributions	18,316	346,717
Shares purchased	(56,922)	(906,314)
Net increase (decrease) in shares outstanding before conversion	50,813	913,919
Shares issued upon conversion from other share class(es)	4,242	61,178
Net increase (decrease) in shares outstanding	55,055	$975,097

Class C
Year ended October 31, 2023:
Shares sold	9,862	$168,642
Shares purchased	(9,445)	(152,190)
Net increase (decrease) in shares outstanding before conversion	417	16,452
Shares purchased upon conversion into other share class(es)	(1,137)	(15,476)
Net increase (decrease) in shares outstanding	(720)	$976

Year ended October 31, 2022:
Shares sold	8,190	$146,236
Shares issued in reinvestment of dividends and distributions	4,643	85,379
Shares purchased	(1,223)	(18,679)
Net increase (decrease) in shares outstanding before conversion	11,610	212,936
Shares purchased upon conversion into other share class(es)	(4,383)	(61,178)
Net increase (decrease) in shares outstanding	7,227	$151,758

Class Z
Year ended October 31, 2023:
Shares sold	97,874	$1,567,923
Shares purchased	(51,115)	(804,467)
Net increase (decrease) in shares outstanding	46,759	$763,456

Year ended October 31, 2022:
Shares sold	47,169	$779,614
Shares issued in reinvestment of dividends and distributions	51,677	988,061
Shares purchased	(289,936)	(4,090,009)
Net increase (decrease) in shares outstanding	(191,090)	$(2,322,334)

Class R6
Year ended October 31, 2023:
Shares sold	483	$8,876
Shares purchased	(345)	(5,734)
Net increase (decrease) in shares outstanding	138	$3,142

34

Share Class	Shares	Amount

Year ended October 31, 2022:
Shares issued in reinvestment of dividends and distributions	54,223	$1,037,284
Shares purchased	(2,461)	(32,566)
Net increase (decrease) in shares outstanding	51,762	$1,004,718

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of

PGIM Jennison Technology Fund    35

Notes to Financial Statements (continued)

foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets,including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for long periods of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For

36

example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or

PGIM Jennison Technology Fund    37

Notes to Financial Statements (continued)

conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Technology Sector Risk: The Fund’s assets will be concentrated in the technology sector and in the securities of technology-related companies in other sectors, which means the Fund will be more affected by the performance of the technology sector than a fund that is more diversified. Market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments in the technology sector. The value of stocks of technology companies and companies that rely heavily on technology advances is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, consumer preferences, excessive investor optimism or pessimism, government regulation or scrutiny, competition, both domestically and internationally, including competition from foreign competitors with lower production costs, actual or perceived security vulnerabilities in products and services

38

and the availability and price of computer software technology components. Stocks of technology companies and companies that rely heavily on technology advances, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, technology companies and companies that rely heavily on technology advances may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

11.	Subsequent Event

As of the close of business on November 8, 2023, the Fund settled the redemption of fund Class R6 shares by delivering to an affiliate portfolio securities and other assets. The value of such securities and other assets that were transferred in-kind was $5,000,000.

In-kind redemption gains and losses are excluded in the calculation of taxable gain (loss) for federal income tax purposes.

PGIM Jennison Technology Fund    39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 12 and Shareholders of PGIM Jennison Technology Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Technology Fund (one of the funds constituting Prudential Investment Portfolios 12, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for the period ended October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

40

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100	Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013
Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Jennison Technology Fund

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005
Barry H. Evans 1960 Board Member Portfolios Overseen: 101	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017
Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017
Brian K. Reid 1961 Board Member Portfolios Overseen: 101	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Technology Fund

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Grace C. Torres 1959 Board Member Portfolios Overseen: 101	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012
Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Jennison Technology Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since December 2023

Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).

Since December 2023

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

PGIM Jennison Technology Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Jennison Technology Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison Technology Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1PGIM Jennison Technology Fund is a series of Prudential Investment Portfolios 12.

PGIM Jennison Technology Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison, as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2022 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar

PGIM Jennison Technology Fund

Approval of Advisory Agreements (continued)

credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the year ended December 31, 2022. The Board considered that the Fund commenced operations on June 19, 2018 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years

	3rd Quartile	2nd Quartile	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile
•	The Board noted that the Fund underperformed its benchmark index for the one- and three-year periods.

•	The Board considered PGIM Investments’ assertion that the Fund’s exposure to higher growth stocks was out of favor.

•	The Board considered that the Fund commenced operations on June 19, 2018 and that longer-term performance was not yet available.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.10% for Class A shares, 1.85% for Class C shares, 0.80% for Class R6 shares, and 0.85% for Class Z shares through February 29, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Technology Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison Technology Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:
ARE NOT INSURED BY THE FDIC OR ANY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED
FEDERAL GOVERNMENT AGENCY		BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON TECHNOLOGY FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PGKAX	PGKCX	PGKZX	PGKRX
CUSIP	744336652	744336645	744336637	744336629

MF240E

PGIM JENNISON INTERNATIONAL SMALL-MID CAP OPPORTUNITIES FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison International Small-Mid Cap Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison International Small-Mid Cap Opportunities Fund

December 15, 2023

PGIM Jennison International Small-Mid Cap Opportunities Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual	Total Returns as of 10/31/23

	One Year (%)	Since Inception (%)
Class A
(with sales charges)	-3.41	-23.37 (9/14/2021)
(without sales charges)	2.21	-21.31 (9/14/2021)
Class C
(with sales charges)	0.55	-21.87 (9/14/2021)
(without sales charges)	1.55	-21.87 (9/14/2021)
Class Z
(without sales charges)	2.55	-21.06 (9/14/2021)
Class R6
(without sales charges)	2.55	-21.06 (9/14/2021)
MSCI All Country World ex USA Small Mid Cap Index
	9.40	-10.82

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI All Country World ex USA Small Mid Cap Index by portraying the initial account values at the commencement of operations for Class Z shares (September 14, 2021) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison International Small-Mid Cap Opportunities Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

MSCI All Country World ex USA Small Mid Cap Index—The MSCI All Country World ex USA Small Mid Cap Index (MSCI ACWI ex USA SMID Cap Index) captures small- and mid-cap representation across 22 of 23 Developed Market countries (excluding the US) and 24 Emerging Markets countries.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/23

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Dollarama, Inc.	Broadline Retail	Canada	5.8%

Ferrari NV	Automobiles	Italy	5.6%

MercadoLibre, Inc.	Broadline Retail	Brazil	5.4%

Fairfax Financial Holdings Ltd.	Insurance	Canada	4.2%

ASM International NV	Semiconductors & Semiconductor Equipment	Netherlands	3.4%

FirstService Corp.	Real Estate Management & Development	Canada	3.4%

BKW AG	Electric Utilities	Switzerland	3.3%

Corp Inmobiliaria Vesta SAB de CV	Real Estate Management & Development	Mexico	3.0%

Phoenix Mills Ltd. (The)	Real Estate Management & Development	India	2.7%

Varun Beverages Ltd.	Beverages	India	2.7%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison International Small-Mid Cap Opportunities Fund	7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Jennison International Small-Mid Cap Opportunities Fund’s Class Z shares returned 2.55% in the 12-month reporting period that ended October 31, 2023, underperforming the 9.40% return of the MSCI All Country World ex USA Small Mid Cap Index (the Index).

What were the market conditions?

●

The past year was dominated by interest rate hikes by major central banks. The success of this effort to lower inflation, along with clearing of the supply chain, resilient consumer spending, and most important, healthy corporate earnings, drove strong equity market performance over the reporting period.

●

In the last three months of the period, however, market sentiment turned negative, due to sustained upward pressure on interest rates and geopolitical instability—including the tragic events in the Middle East.

●

Within the Index, all sectors advanced except for real estate. Information technology was the strongest-performing sector, gaining more than 21%. The financials, energy, consumer discretionary, and industrials sectors also outperformed the overall Index.

What worked?

●

Security selection within the real estate, consumer discretionary, consumer staples, communication services, utilities, and healthcare sectors all added value during the reporting period. Top individual contributors were diversified across several sectors.

●

Shares of Canadian insurer Fairfax Financial Holdings Ltd. (financials) climbed steadily on lower-than-expected claims, solid operating performance, and higher interest rates. Jennison believes the company’s insurance units should continue to produce strong results, with robust investment performance and a growing contribution from non-insurance operations.

●

Ferrari N.V. (consumer discretionary), an Italian luxury performance automaker, continued to benefit from its strong model mix and pricing. Global orders remain at record levels, with delivery times for newly purchased vehicles at more than two years for certain models.

●

Brunello Cucinelli S.p.A. (consumer discretionary), an Italian high-end apparel and accessories firm, reported solid results in the period. While some concerns over slowing growth in high-end luxury emerged, the company delivered strong sales into period-end. In Jennison’s opinion, the resilience of the company’s fundamentals are likely to continue supporting its top-line outperformance.

●

Varun Beverages Ltd. (consumer staples) manufactures soft drinks, Tropicana juices, and bottled water in India. Shares benefited from the company’s volume growth, driven by distribution expansion efforts in newly acquired territories and improvements in product mix. Jennison expect growth in sports drinks (Gatorade), value-added dairy, and juice segments to sustain the company’s momentum.

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●

Jentech Precision Industrial Co. Ltd. (information technology), based in Taiwan, supplies high-end components for Nvidia Corp. and other large-die fabless chip makers. Jentech makes a “heat spreader,” which is the final layer of packaging on an integrated circuit. The company provides a significant portion of the components used in Taiwan Semiconductor Manufacturing Company Ltd.’s packaging process, which, in turn, is being used to supply nearly all artificial intelligence (AI) chips. Jennison sees strong growth potential due to increased demand from AI/HPC (high-performance computing) clients, with a positive outlook into 2024.

What didn’t work?

●	During the reporting period, security selection in the information technology, industrials, and financial services sectors detracted the most from relative results.

●

The top detractor was financial services company DLocal Ltd. Shares declined sharply following a report alleging the company misreported numbers and acted fraudulently. Jennison spoke directly with management, and while they refuted the allegations, Jennison believes that management must now rebuild their credibility and sees new risk to the investment thesis. As a result, the Fund’s position was eliminated during the reporting period.

●	In information technology, Monday.com Ltd., CyberArk Software Ltd., and Money Forward detracted significantly from relative returns.

●

Shares in Israeli cloud-based software development platform Monday.com, a relatively new position in the Fund, declined due to choppy execution and the uncertain geopolitical environment in the Middle East. Jennison invests in the company for its customer acquisition successes and strengthening multi-product strategy.

●

Shares in Israeli software company CyberArk Software declined due to softening spending trends. However, in Jennison’s view, the company appears to be gaining business momentum, posting solid results amid a strong demand environment for cybersecurity.

●

Shares in Money Forward, a Japanese cloud-based accounts payable management system, dropped sharply after reporting mildly weaker-than-expected earnings in the third quarter of 2023, although the company’s profitability generally remained solid.

●

In consumer discretionary, shares of Coupang Inc., the largest online marketplace in Korea, declined despite a substantial earnings surprise and profitability improvement posted by the company. The position was eliminated from the Fund during the reporting period.

Current outlook

●

Sentiment in the near term is clouded by uncertainties that will likely weigh on economic growth into year-end and deepen the deceleration that Jennison has been anticipating since the reporting period began. Consumers, with less robust prospects

PGIM Jennison International Small-Mid Cap Opportunities Fund	9

Strategy and Performance Overview* (continued)

overall, are beginning to show signs of stress—primarily at lower income levels. The Fund’s holdings most directly tied to consumer spending remain tightly focused on leading brands, retailers, and service providers that Jennison believes are best positioned to take wallet share and grow revenues and profits on a multi-year basis.

●

Technology spending trends have turned to cost optimization, rationalization of past customer investments to drive efficiencies, and headcount reductions. Now more than a year into this environment, Jennison expects to see greater stability in spending activity and investment intentions moving into 2024. The broad categories of cloud adoption, data mining, and analytics, and the still-nascent development and adoption of generative-AI capabilities remain at the forefront of longer-term investment plans across a wide range of industries.

●

Jennison remains vigilant in evaluating the investment landscape against a mixed backdrop, while focusing on companies with the ability to innovate, invest, and grow through various macroeconomic environments.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

10	Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison International Small-Mid Cap Opportunities Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison International Small-Mid Cap Opportunities Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 928.80	1.77%	$ 8.61
	Hypothetical	$1,000.00	$1,016.28	1.77%	$ 9.00

Class C	Actual	$1,000.00	$ 926.30	2.38%	$11.56
	Hypothetical	$1,000.00	$1,013.21	2.38%	$12.08

Class Z	Actual	$1,000.00	$ 930.70	1.36%	$ 6.62
	Hypothetical	$1,000.00	$1,018.35	1.36%	$ 6.92

Class R6	Actual	$1,000.00	$ 930.70	1.33%	$ 6.47
	Hypothetical	$1,000.00	$1,018.50	1.33%	$ 6.77

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at pgim.com/investments

Schedule of Investments

as of October 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 95.6%

COMMON STOCKS

Australia 2.1%

Technology One Ltd.	8,068	$74,821

Brazil 5.4%

MercadoLibre, Inc.*	157	194,796

Canada 18.3%

Descartes Systems Group, Inc. (The)*	1,149	82,969

Dollarama, Inc.	3,073	209,853

Fairfax Financial Holdings Ltd.	183	152,289

FirstService Corp.	848	119,995

TFI International, Inc.	832	92,036

		657,142

France 1.5%

Edenred SE	1,018	54,190

India 11.6%

APL Apollo Tubes Ltd.	4,853	91,262

KEI Industries Ltd.	1,750	50,396

Max Healthcare Institute Ltd.	12,121	83,554

Phoenix Mills Ltd. (The)	4,433	96,711

Varun Beverages Ltd.	8,711	95,079

		417,002

Israel 3.1%

Mobileye Global, Inc. (Class A Stock)*	1,542	55,003

Nova Ltd.*	612	58,122

		113,125

Italy 12.0%

Brunello Cucinelli SpA	654	52,606

Davide Campari-Milano NV	5,833	64,477

Ferrari NV	668	202,206

Infrastrutture Wireless Italiane SpA, 144A	6,541	71,623

Moncler SpA	801	41,602

		432,514

Japan 0.8%

Money Forward, Inc.*	1,092	27,582

See Notes to Financial Statements.

PGIM Jennison International Small-Mid Cap Opportunities Fund	13

Schedule of Investments (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Malaysia 1.7%

TIME dotCom Bhd	53,143	$59,397

Mexico 3.0%

Corp Inmobiliaria Vesta SAB de CV	34,548	108,344

Netherlands 3.4%

ASM International NV	296	122,153

Norway 2.6%

Kongsberg Gruppen ASA	2,255	92,116

Poland 1.3%

Dino Polska SA, 144A*	484	45,861

South Korea 1.3%

HPSP Co. Ltd.	2,013	46,694

Sweden 2.0%

Alfa Laval AB	2,257	73,142

Switzerland 5.9%

BKW AG	695	116,835

On Holding AG (Class A Stock)*	3,666	94,106

		210,941

Taiwan 6.7%

Chroma ATE, Inc.	7,409	50,067

eMemory Technology, Inc.	630	39,470

Global Unichip Corp.	1,192	53,274

Jentech Precision Industrial Co. Ltd.	4,211	75,095

Voltronic Power Technology Corp.	574	23,020

		240,926

Thailand 2.1%

Bumrungrad Hospital PCL	10,645	76,937

United Kingdom 3.7%

Ashtead Group PLC	862	49,438

Diploma PLC	1,244	43,130

Wise PLC (Class A Stock)*	5,039	40,956

		133,524

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

United States 7.1%

CyberArk Software Ltd.*	293	$47,946

Globant SA*	402	68,457

ICON PLC*	202	49,280

Monday.com Ltd.*	685	89,043

		254,726

TOTAL LONG-TERM INVESTMENTS (cost $3,276,133)		3,435,933

SHORT-TERM INVESTMENT 5.3%

AFFILIATED MUTUAL FUND

PGIM Core Government Money Market Fund (cost $191,358)(wb)	191,358	191,358

TOTAL INVESTMENTS 100.9% (cost $3,467,491)		3,627,291
Liabilities in excess of other assets (0.9)%		(32,148)

NET ASSETS 100.0%		$3,595,143

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Jennison International Small-Mid Cap Opportunities Fund	15

Schedule of Investments (continued)

as of October 31, 2023

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$74,821	$—
Brazil	194,796	—	—
Canada	657,142	—	—
France	—	54,190	—
India	—	417,002	—
Israel	113,125	—	—
Italy	—	432,514	—
Japan	—	27,582	—
Malaysia	—	59,397	—
Mexico	108,344	—	—
Netherlands	—	122,153	—
Norway	—	92,116	—
Poland	—	45,861	—
South Korea	—	46,694	—
Sweden	—	73,142	—
Switzerland	94,106	116,835	—
Taiwan	—	240,926	—
Thailand	—	76,937	—
United Kingdom	—	133,524	—
United States	254,726	—	—
Short-Term Investment
Affiliated Mutual Fund	191,358	—	—

Total	$1,613,597	$2,013,694	$—

Industry Allocation:

The industry allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2023 were as follows:

Broadline Retail	11.2%
Semiconductors & Semiconductor Equipment	11.0
Real Estate Management & Development	9.1
Software	9.0
Automobiles	5.6
Affiliated Mutual Fund	5.3
Textiles, Apparel & Luxury Goods	5.2
Beverages	4.5
Health Care Providers & Services	4.4
Insurance	4.2
Diversified Telecommunication Services	3.7
Electric Utilities	3.3

Financial Services	2.6%
Trading Companies & Distributors	2.6
Aerospace & Defense	2.6
Ground Transportation	2.6
Metals & Mining	2.5
Electrical Equipment	2.0
Machinery	2.0
IT Services	1.9
Automobile Components	1.5
Electronic Equipment, Instruments & Components	1.4
Life Sciences Tools & Services	1.4

See Notes to Financial Statements.

16

Industry Allocation (continued):

Consumer Staples Distribution & Retail	1.3%

100.9
Liabilities in excess of other assets	(0.9)

100.0%

See Notes to Financial Statements.

PGIM Jennison International Small-Mid Cap Opportunities Fund	17

Statement of Assets & Liabilities

as of October 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $3,276,133)	$3,435,933
Affiliated investments (cost $191,358)	191,358
Foreign currency, at value (cost $9)	9
Due from Manager	22,555
Receivable for Fund shares sold	4,050
Tax reclaim receivable	530
Dividends receivable	259
Prepaid expenses	921

Total Assets	3,655,615

Liabilities

Audit fee payable	28,620
Custodian and accounting fees payable	6,710
Professional fees payable	5,368
Fund data services payable	5,035
Payable for Fund shares purchased	4,000
Tax services payable	3,020
Accrued expenses and other liabilities	3,007
Shareholders’ reports fee payable	2,687
Trustees’ fees payable	800
Affiliated transfer agent fee payable	300
Pricing fee payable	274
Commitment fee payable	250
Transfer agent fee payable	221
Registration fees payable	107
Distribution fee payable	73

Total Liabilities	60,472

Net Assets	$3,595,143

Net assets were comprised of:
Shares of beneficial interest, at par	$596
Paid-in capital in excess of par	6,138,521
Total distributable earnings (loss)	(2,543,974)

Net assets, October 31, 2023	$3,595,143

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share, ($263,223 ÷ 43,840 shares of beneficial interest issued and outstanding)	$6.00
Maximum sales charge (5.50% of offering price)	0.35

Maximum offering price to public	$6.35

Class C
Net asset value, offering price and redemption price per share, ($17,584 ÷ 2,977 shares of beneficial interest issued and outstanding)	$5.91

Class Z
Net asset value, offering price and redemption price per share, ($287,915 ÷ 47,705 shares of beneficial interest issued and outstanding)	$6.04

Class R6
Net asset value, offering price and redemption price per share, ($3,026,421 ÷ 501,000 shares of beneficial interest issued and outstanding)	$6.04

See Notes to Financial Statements.

PGIM Jennison International Small-Mid Cap Opportunities Fund	19

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)

Income

Unaffiliated dividend income (net of $6,922 foreign withholding tax)	$50,718

Affiliated dividend income	6,776

Income from securities lending, net (including affiliated income of $513)	598

Total income	58,092

Expenses

Management fee	39,867

Distribution fee(a)	521

Professional fees	46,841

Custodian and accounting fees	44,289

Audit fee	28,620

Registration fees(a)	23,242

Fund data services	17,208

Shareholders’ reports	15,889

Trustees’ fees	9,600

Transfer agent’s fees and expenses (including affiliated expense of $1,743)(a)	2,827

Pricing fees	1,470

Miscellaneous	11,650

Total expenses	242,024
Less: Fee waiver and/or expense reimbursement(a)	(195,246)

Net expenses	46,778

Net investment income (loss)	11,314

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(17))	(443,509)
Foreign currency transactions	(3,191)

(446,700)

Net change in unrealized appreciation (depreciation) on:
Investments	517,093
Foreign currencies	41

517,134

Net gain (loss) on investment and foreign currency transactions	70,434

Net Increase (Decrease) In Net Assets Resulting From Operations	$81,748

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	334	187	—	—
Registration fees	6,207	6,220	6,220	4,595
Transfer agent’s fees and expenses	986	215	1,488	138
Fee waiver and/or expense reimbursement	(13,753)	(7,269)	(25,355)	(148,869)

See Notes to Financial Statements.

20

Statements of Changes in Net Assets

	Year Ended October 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$11,314	$(19,536)
Net realized gain (loss) on investment and foreign currency transactions	(446,700)	(2,230,883)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	517,134	(287,965)

Net increase (decrease) in net assets resulting from operations	81,748	(2,538,384)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	257,517	1,171,607
Cost of shares purchased	(608,712)	(375,783)

Net increase (decrease) in net assets from Fund share transactions	(351,195)	795,824

Total increase (decrease)	(269,447)	(1,742,560)

Net Assets:
Beginning of year	3,864,590	5,607,150

End of year	$3,595,143	$3,864,590

See Notes to Financial Statements.

PGIM Jennison International Small-Mid Cap Opportunities Fund	21

Financial Highlights

Class A Shares
	Year Ended October 31,			September 14, 2021(a) through October 31, 2021
	2023		2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.87		$9.76	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(c)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.15		(3.85)	(0.23)
Total from investment operations	0.13		(3.89)	(0.24)
Net asset value, end of period	$6.00		$5.87	$9.76
Total Return(d):	2.21%		(39.86)%	(2.40)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$263		$107	$15
Average net assets (000)	$134		$90	$12
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.63	%(f)	1.41%	1.41	%(g)
Expenses before waivers and/or expense reimbursement	11.92%		32.83%	167.90	%(g)
Net investment income (loss)	(0.27)%		(0.55)%	(1.13	)%(g)
Portfolio turnover rate(h)	145%		188%	15%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes certain non-recurring expenses of 0.22% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class C Shares
	Year Ended October 31,			September 14, 2021(a) through October 31, 2021
	2023		2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.82		$9.75	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04	)(c)	(0.09)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.13		(3.84)	(0.23)
Total from investment operations	0.09		(3.93)	(0.25)
Net asset value, end of period	$5.91		$5.82	$9.75
Total Return(d):	1.55%		(40.31)%	(2.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$18		$17	$10
Average net assets (000)	$19		$18	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	2.27	%(f)	2.16%	2.16	%(g)
Expenses before waivers and/or expense reimbursement	41.20%		136.82%	206.96	%(g)
Net investment income (loss)	(0.71)%		(1.32)%	(1.81	)%(g)
Portfolio turnover rate(h)	145%		188%	15%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes certain non-recurring expenses of 0.11% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Small-Mid Cap Opportunities Fund	23

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,			September 14, 2021(a) through October 31, 2021
	2023		2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.89		$9.76	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01		(0.03)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.14		(3.84)	(0.22)
Total from investment operations	0.15		(3.87)	(0.24)
Net asset value, end of period	$6.04		$5.89	$9.76
Total Return(c):	2.55%		(39.65)%	(2.40)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$288		$788	$690
Average net assets (000)	$413		$953	$128
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.24	%(e)	1.16%	1.16	%(f)
Expenses before waivers and/or expense reimbursement	7.39%		7.36%	22.37	%(f)
Net investment income (loss)	0.23%		(0.42)%	(1.09	)%(f)
Portfolio turnover rate(g)	145%		188%	15%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes certain non-recurring expenses of 0.08% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class R6 Shares
	Year Ended October 31,			September 14, 2021(a) through October 31, 2021
	2023		2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.89		$9.76	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02		(0.03)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.13		(3.84)	(0.23)
Total from investment operations	0.15		(3.87)	(0.24)
Net asset value, end of period	$6.04		$5.89	$9.76
Total Return(c):	2.55%		(39.65)%	(2.40)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,026		$2,952	$4,892
Average net assets (000)	$3,196		$3,635	$4,836
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.22	%(e)	1.11%	1.11	%(f)
Expenses before waivers and/or expense reimbursement	5.88%		4.82%	5.20	%(f)
Net investment income (loss)	0.34%		(0.41)%	(0.76	)%(f)
Portfolio turnover rate(g)	145%		188%	15%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes certain non-recurring expenses of 0.11% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Small-Mid Cap Opportunities Fund	25

Notes to Financial Statements

1.   Organization

Prudential Investment Portfolios 12 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Jennison International Small-Mid Cap Opportunities Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.   Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

26

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

PGIM Jennison International Small-Mid Cap Opportunities Fund	27

Notes to Financial Statements (continued)

comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such

28

mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

PGIM Jennison International Small-Mid Cap Opportunities Fund	29

Notes to Financial Statements (continued)

Offering and Organization Costs: Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over twelve months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed as incurred.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Annually

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.   Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “Subadviser”). The Manager pays for the services of Jennison.

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Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

1.06% of average daily net assets up to $1 billion;	1.06%

1.04% of average daily net assets from $1 billion to $3 billion;

1.02% of average daily net assets from $3 billion to $5 billion;

1.00% of average daily net assets from $5 billion to $10 billion; and

0.98% of average daily net assets over $10 billion.

The Manager has contractually agreed, through February 28, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.41%
C	2.16
Z	1.16
R6	1.11

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

PGIM Jennison International Small-Mid Cap Opportunities Fund	31

Notes to Financial Statements (continued)

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2023, PIMS has not received any front-end sales charges (“FESL”) resulting from sales of certain class shares. Additionally, for the year ended October 31, 2023, PIMS did not receive any contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.   Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

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5.   Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$5,080,498	$5,178,282

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$—	$1,605,023	$1,413,665	$—	$—	$191,358	191,358	$6,776

PGIM Institutional Money Market Fund(1)(b)(wb)
—	80,630	80,613	—	(17)	—	—	513	(2)
$—	$1,685,653	$1,494,278	$—	$(17)	$191,358		$7,289

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.   Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the years ended October 31, 2023 and October 31, 2022, there were no distributions paid by the Fund.

For the year ended October 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$8,123	$—

PGIM Jennison International Small-Mid Cap Opportunities Fund	33

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$3,489,250	$358,649	$(220,608)	$138,041

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$2,690,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the three fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

7.   Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

34

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

A	1,000	2.3%

C	1,000	33.6

Z	1,000	2.1

R6	501,000	100.0

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	84.0%
Unaffiliated	1	9.3

Transactions in shares of beneficial interest were as follows*:

Share Class	Shares	Amount

Class A

Year ended October 31, 2023:

Shares sold	30,738	$204,024

Shares purchased	(4,722)	(29,715)

Net increase (decrease) in shares outstanding before conversion	26,016	174,309

Shares purchased upon conversion into other share class(es)	(403)	(2,645)

Net increase (decrease) in shares outstanding	25,613	$171,664

Year ended October 31, 2022:

Shares sold	29,612	$219,702

Shares purchased	(12,970)	(91,539)

Net increase (decrease) in shares outstanding	16,642	$128,163

Class C

Year ended October 31, 2023:

Shares purchased	(2)	$(16)

Net increase (decrease) in shares outstanding	(2)	$(16)

Year ended October 31, 2022:

Shares sold	1,979	$17,092

Net increase (decrease) in shares outstanding	1,979	$17,092

PGIM Jennison International Small-Mid Cap Opportunities Fund	35

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class Z

Year ended October 31, 2023:

Shares sold	8,708	$53,493

Shares purchased	(95,214)	(578,981)

Net increase (decrease) in shares outstanding before conversion	(86,506)	(525,488)

Shares issued upon conversion from other share class(es)	401	2,645

Net increase (decrease) in shares outstanding	(86,105)	$(522,843)

Year ended October 31, 2022:

Shares sold	100,014	$934,813

Shares purchased	(36,867)	(284,244)

Net increase (decrease) in shares outstanding	63,147	$650,569

* No capital stock activity on Class R6 for the year ended October 31, 2023 and year ended October 31, 2022.

8.   Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 - 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

36

The Fund did not utilize the SCA during the year ended October 31, 2023.

9.   Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a

PGIM Jennison International Small-Mid Cap Opportunities Fund	37

Notes to Financial Statements (continued)

sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for long periods of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease.

38

Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant

PGIM Jennison International Small-Mid Cap Opportunities Fund	39

Notes to Financial Statements (continued)

negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short-or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

New Fund Risk: The Fund recently commenced operations. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if it becomes larger and after it has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could result in transaction costs and have negative tax consequences for shareholders.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Small and Medium Capitalization Risk: Small and medium capitalization companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, their prices may fluctuate more than the stocks of larger, more established companies. Historically, small and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and mid-capitalization companies generally are less liquid than larger companies, which may make such

40

investments more difficult to sell at the time and price that the Fund would like.

10.   Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

PGIM Jennison International Small-Mid Cap Opportunities Fund	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 12 and Shareholders of PGIM Jennison International Small-Mid Cap Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison International Small-Mid Cap Opportunities Fund (one of the funds constituting Prudential Investment Portfolios 12, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2023 and for the period September 14, 2021 (commencement of operations) through October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the two years in the period ended October 31, 2023 and for the period September 14, 2021 (commencement of operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

42

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100

Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Jennison International Small-Mid Cap Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

		Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

		Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison International Small-Mid Cap Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Jennison International Small-Mid Cap Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

George Hoyt 1965 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).

Since December 2023

Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).

Since December 2023

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

PGIM Jennison International Small-Mid Cap Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Jennison International Small-Mid Cap Opportunities Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison International Small-Mid Cap Opportunities Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM Jennison International Small-Mid Cap Opportunities Fund is a series of Prudential Investment Portfolios 12.

PGIM Jennison International Small-Mid Cap Opportunities Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison, as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2022 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar

PGIM Jennison International Small-Mid Cap Opportunities Fund

Approval of Advisory Agreements (continued)

credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the year ended December 31, 2022. The Board considered that the Fund commenced operations on September 14, 2021 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile
•	The Board noted that the Fund underperformed its benchmark index over the one-year period.

•	The Board also noted that the Fund outperformed its benchmark index and peer group (ranking in the 6th percentile) in the first quarter of 2023.

•	The Board considered PGIM Investments’ assertion that the Fund’s exposure to small- and mid-cap secular growth stocks was out of favor.

•	The Board considered that the Fund commenced operations on September 14, 2021 and that longer-term performance was not yet available.

•

The Board and PGIM Investments agreed to a contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.41% for Class A shares, 2.16% for Class C shares, 1.11% for Class R6 shares, and 1.16% for Class Z shares through February 29, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison International Small-Mid Cap Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison International Small-Mid Cap Opportunities Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON INTERNATIONAL SMALL-MID CAP OPPORTUNITIES FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PAHWX	PAILX	PAINX	PAIOX

CUSIP	744336561	744336553	744336546	744336538

MF248E

PGIM JENNISON NEXTGENERATION GLOBAL

OPPORTUNITIES FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison NextGeneration Global Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison NextGeneration Global Opportunities Fund

December 15, 2023

PGIM Jennison NextGeneration Global Opportunities Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23

	One Year (%)	Since Inception (%)

Class A

(with sales charges)	-9.48	-26.69 (9/14/2021)

(without sales charges)	-4.21	-24.72 (9/14/2021)

Class C

(with sales charges)	-5.91	-25.30 (9/14/2021)

(without sales charges)	-4.96	-25.30 (9/14/2021)

Class Z

(without sales charges)	-3.85	-24.52 (9/14/2021)

Class R6

(without sales charges)	-4.02	-24.52 (9/14/2021)

MSCI All Country World Small Mid Cap Index

	2.28	-10.01

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI All Country World Small Mid Cap Index by portraying the initial account values at the commencement of operations for Class Z shares (September 14, 2021) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison NextGeneration Global Opportunities Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

MSCI All Country World Small Mid Cap Index—The MSCI All Country World Small Mid Cap Index (MSCI ACWI SMID Cap Index) is a free float-adjusted market capitalization-weighted index that measures mid-and small-cap performance across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The Index covers approximately 28% of the free float-adjusted market capitalization in each country.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/23

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Ferrari NV	Automobiles	Italy	5.5%
Dollarama, Inc.	Broadline Retail	Canada	4.8%
MercadoLibre, Inc.	Broadline Retail	Brazil	4.7%
TechnipFMC plc	Energy Equipment & Services	United Kingdom	4.0%
Fairfax Financial Holdings Ltd.	Insurance	Canada	3.7%
TopBuild Corp.	Household Durables	United States	3.4%
FirstService Corp.	Real Estate Management & Development	Canada	2.9%
Vertiv Holdings Co.	Electrical Equipment	United States	2.9%
On Holding AG (Class A Stock)	Textiles, Apparel & Luxury Goods	Switzerland	2.6%
Flywire Corp.	Financial Services	United States	2.4%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison NextGeneration Global Opportunities Fund	7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Next Generation Global Opportunities Fund’s Class Z shares returned -3.85% in the 12-month reporting period that ended October 31, 2023, underperforming the 2.28% return of the MSCI All Country World Small Mid Cap Index (the Index).

What was the market environment?

●	The past year was dominated by the US Federal Reserve’s (Fed) historic campaign of interest rate hikes, which began in March 2022. The success of this effort to lower inflation, along with clearing of the supply chain, resilient consumer spending, and most important, healthy corporate earnings, drove strong equity market performance over the reporting period.

●	In the last three months of the period, however, market sentiment turned negative, due to sustained upward pressure on interest rates, dysfunction in the US federal government, US labor strikes, and geopolitical instability—including the tragic events in the Middle East.

●	Within the Index, the information technology, industrials, energy, and consumer discretionary sectors gained the most during the period. The healthcare, real estate, communication services, financial services, and utilities sectors lost ground.

What worked?

●	Stock selection within the consumer sectors, energy, utilities, and real estate sectors added the most value during the period. Notable contributors from these sectors included Ferrari N.V., Deckers Outdoor Corp., Celsius Holdings Inc., and TechnipFMC plc. Another of the Fund’s top performers, Fairfax Financial Holdings Ltd., was in the financials sector.

●	Shares in Ferrari, an Italian luxury performance automaker, continued to benefit from the company’s strong model mix and pricing. Global orders remained at record levels, with delivery times for newly purchased vehicles at more than two years for certain models.

●	Shares in activewear apparel maker Deckers Outdoor benefited from the company’s strong sales momentum, especially for the UGG and HOKA brands. The position was eliminated during the reporting period as the investment thesis played out as expected.

●	Shares in Celsius Holdings, a US-based beverage maker that sells functional drinks and liquid supplements, rose as the company reported significant upside to both sales and gross margins. Jennison views Celsius as a fast-growing operator in a very attractive subcategory of the food and beverage sector, with underappreciated top-line and margin drivers that should drive continued positive earnings revisions.

●	Shares in TechnipFMC, a leading provider of subsea equipment for offshore oil and gas developments, benefited from improving margins, record subsea orders, and

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increased confidence regarding the duration of the industry’s ongoing offshore upcycle. Jennison believes the company is uniquely positioned to benefit from an increase in offshore oil and gas activity after several years of limited activity.

●	Canadian insurance company Fairfax Financial Holdings Ltd. saw shares climb steadily on lower-than-expected claims, solid operating performance, and higher interest rates. Jennison believes the company’s insurance units should continue to produce strong results, with robust investment performance and a growing contribution from non-insurance operations.

What didn’t work?

●	Stock selection within the industrials, information technology, and healthcare sectors detracted the most from performance relative to the Index during the reporting period.

●	Individual holdings from diverse sectors detracted from relative performance. However, four of the Fund’s five most notable underperformers (ZoomInfo Technologies Inc., Paylocity Holding Corp., Shift4 Payments Inc., and Enphase Energy Inc.) were information technology holdings, while the fifth (Ryan Specialty Holdings Inc.) was in the financials sector.

●	ZoomInfo Technologies, a cloud-based marketing intelligence and engagement company, was eliminated from the Fund following the release of disappointing organic bookings growth and lowered expectations for 2023.

●	Shares in Paylocity, a provider of cloud-based HR and payroll software solutions, declined despite consistent execution and steady earnings results. The position was eliminated during the reporting period in favor of other opportunities.

●	Shift4 Payments, a payment processor, enjoyed solid volume growth in end-to-end payments. Shares may have declined due to confusion regarding revenues in connection with the company’s acquisition of Finaro. In Jennison’s view, Shift4 Payments has a number of growth drivers that should allow it to sustain strong volume growth.

●	Enphase Energy shares were pressured by disappointing company guidance due to weak battery sales, share loss to competitors, and signs of weakening residential solar demand. The position was eliminated during the reporting period.

●	Ryan Specialty Holdings, an international specialty insurance company, was a short-term position in the Fund. Shares declined sharply on decelerating growth, and the position was eliminated during the reporting period.

Current outlook

●	Sentiment in the near term is clouded by uncertainties regarding both monetary policy and economic growth that, in Jennison’s view, will likely remain into year-end.

●	Consumers, with less robust prospects overall, are beginning to show signs of stress—primarily at lower income levels. The Fund’s holdings most directly tied to high-end

PGIM Jennison NextGeneration Global Opportunities Fund	9

Strategy and Performance Overview* (continued)

consumer spending remain tightly focused on the companies Jennison believes are best positioned to take wallet share and grow revenues and profits on a multi-year basis.

●	The broad categories of cloud adoption, data mining, and analytics are still in nascent development. Adoption of generative-AI capabilities remains at the forefront of longer-term investment plans across a wide range of industries.

●	Jennison remains vigilant in evaluating the investment landscape against a mixed backdrop, while focusing on companies with the ability to innovate, invest, and grow through various macroeconomic environments.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison NextGeneration Global Opportunities Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison NextGeneration Global Opportunities Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 931.70	1.49%	$ 7.25
	Hypothetical	$1,000.00	$1,017.69	1.49%	$ 7.58

Class C	Actual	$1,000.00	$ 929.10	2.23%	$10.84
	Hypothetical	$1,000.00	$1,013.96	2.23%	$11.32

Class Z	Actual	$1,000.00	$ 933.70	1.23%	$ 5.99
	Hypothetical	$1,000.00	$1,019.00	1.23%	$ 6.26

Class R6	Actual	$1,000.00	$ 933.70	1.19%	$ 5.80
	Hypothetical	$1,000.00	$1,019.21	1.19%	$ 6.06

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 96.4%

COMMON STOCKS

Brazil 4.8%
MercadoLibre, Inc.*	185	$229,537

Canada 13.4%
Dollarama, Inc.	3,412	233,003
Fairfax Financial Holdings Ltd.	217	180,584
FirstService Corp.	1,003	141,928
TFI International, Inc.	833	92,146

		647,661

Israel 1.7%
Nova Ltd.*	887	84,238

Italy 6.7%
Ferrari NV	879	266,077
Moncler SpA	1,109	57,598

		323,675

Mexico 1.3%
Corp Inmobiliaria Vesta SAB de CV	20,671	64,826

Poland 1.3%
Dino Polska SA, 144A*	665	63,012

Switzerland 4.9%
BKW AG	647	108,766
On Holding AG (Class A Stock)*	4,904	125,886

		234,652

Taiwan 4.9%
Chroma ATE, Inc.	10,184	68,819
eMemory Technology, Inc.	764	47,866
Global Unichip Corp.	1,623	72,537
Jentech Precision Industrial Co. Ltd.	2,759	49,201

		238,423

United Kingdom 6.1%
Ashtead Group PLC	922	52,879

See Notes to Financial Statements.

PGIM Jennison NextGeneration Global Opportunities Fund	13

Schedule of Investments (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

United Kingdom (cont’d.)

TechnipFMC PLC	9,003	$193,744
Wise PLC (Class A Stock)*	5,948	48,344

		294,967

United States 51.3%

Appfolio, Inc. (Class A Stock)*	605	113,480
Axon Enterprise, Inc.*	521	106,539
AZEK Co., Inc. (The)*	3,864	101,237
Casella Waste Systems, Inc. (Class A Stock)*	970	73,186
Cava Group, Inc.*(a)	1,606	50,733
CDW Corp.	394	78,958
Celsius Holdings, Inc.*	742	112,851
Cloudflare, Inc. (Class A Stock)*	433	24,547
Dynatrace, Inc.*	2,080	92,997
elf Beauty, Inc.*	712	65,953
Exact Sciences Corp.*	871	53,645
Fair Isaac Corp.*	88	74,436
Flywire Corp.*	4,342	116,756
Gartner, Inc.*	258	85,666
Goosehead Insurance, Inc. (Class A Stock)*	1,723	111,771
HEICO Corp.	500	79,205
Hexcel Corp.	1,200	74,304
HubSpot, Inc.*	135	57,209
MongoDB, Inc.*	218	75,121
Monolithic Power Systems, Inc.	174	76,863
Ollie’s Bargain Outlet Holdings, Inc.*	1,004	77,549
Procore Technologies, Inc.*	1,121	68,482
Rambus, Inc.*	1,952	106,052
Shift4 Payments, Inc. (Class A Stock)*	1,780	79,246
Sprout Social, Inc. (Class A Stock)*	1,595	69,032
TopBuild Corp.*	722	165,165
Trade Desk, Inc. (The) (Class A Stock)*	1,071	75,998
Vertiv Holdings Co.	3,598	141,293
Zscaler, Inc.*	458	72,680

		2,480,954

TOTAL LONG-TERM INVESTMENTS (cost $4,426,831)		4,661,945

SHORT-TERM INVESTMENTS 4.9%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	186,384	186,384

See Notes to Financial Statements.

14

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $52,111; includes $51,900 of cash collateral for securities on loan)(b)(wb)	52,137	$52,111

TOTAL SHORT-TERM INVESTMENTS (cost $238,495)		238,495

TOTAL INVESTMENTS 101.3% (cost $4,665,326)		4,900,440
Liabilities in excess of other assets (1.3)%		(62,978)

NET ASSETS 100.0%		$4,837,462

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $50,544; cash collateral of $51,900 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Brazil	$229,537	$—	$—
Canada	647,661	—	—

See Notes to Financial Statements.

PGIM Jennison NextGeneration Global Opportunities Fund	15

Schedule of Investments (continued)

as of October 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Israel	$84,238	$—	$—
Italy	—	323,675	—
Mexico	64,826	—	—
Poland	—	63,012	—
Switzerland	125,886	108,766	—
Taiwan	—	238,423	—
United Kingdom	193,744	101,223	—
United States	2,480,954	—	—
Short-Term Investments
Affiliated Mutual Funds	238,495	—	—

Total	$4,065,341	$835,099	$—

Industry Allocation:

The industry allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2023 were as follows:

Software	11.4%
Broadline Retail	11.2
Semiconductors & Semiconductor Equipment	9.0
Insurance	6.0
Automobiles	5.5
Aerospace & Defense	5.3
Financial Services	5.0
Affiliated Mutual Funds (1.1% represents investments purchased with collateral from securities on loan)	4.9
Real Estate Management & Development	4.3
Energy Equipment & Services	4.0
IT Services	3.9
Textiles, Apparel & Luxury Goods	3.8
Household Durables	3.4
Electronic Equipment, Instruments & Components	3.0
Electrical Equipment	2.9

Beverages	2.3%
Electric Utilities	2.3
Building Products	2.1
Ground Transportation	1.9
Media	1.6
Commercial Services & Supplies	1.5
Personal Care Products	1.4
Consumer Staples Distribution & Retail	1.3
Biotechnology	1.1
Trading Companies & Distributors	1.1
Hotels, Restaurants & Leisure	1.1

101.3
Liabilities in excess of other assets	(1.3)

100.0%

See Notes to Financial Statements.

16

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$50,544	$(50,544)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison NextGeneration Global Opportunities Fund	17

Statement of Assets and Liabilities

as of October 31, 2023

Assets
Investments at value, including securities on loan of $50,544:
Unaffiliated investments (cost $4,426,831)	$4,661,945
Affiliated investments (cost $238,495)	238,495
Foreign currency, at value (cost $7)	7
Receivable for investments sold	102,971
Due from Manager	6,949
Tax reclaim receivable	1,019
Dividends receivable	298
Receivable for Fund shares sold	125
Prepaid expenses	922

Total Assets	5,012,731

Liabilities
Payable for investments purchased	75,866
Payable to broker for collateral for securities on loan	51,900
Audit fees payable	28,620
Custodian and accounting fee payable	7,023
Professional fees payable	5,867
Accrued expenses and other liabilities	4,718
Trustees’ fees payable	804
Affiliated transfer agent fee payable	405
Distribution fee payable	66

Total Liabilities	175,269

Net Assets	$4,837,462

Net assets were comprised of:
Shares of beneficial interest, at par	$882
Paid-in capital in excess of par	23,978,187
Total distributable earnings (loss)	(19,141,607)

Net assets, October 31, 2023	$4,837,462

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share, ($239,859 ÷ 43,967 shares of beneficial interest issued and outstanding)	$5.46
Maximum sales charge (5.50% of offering price)	0.32

Maximum offering price to public	$5.78

Class C
Net asset value, offering price and redemption price per share, ($17,059 ÷ 3,180 shares of beneficial interest issued and outstanding)	$5.36

Class Z
Net asset value, offering price and redemption price per share, ($1,830,865 ÷ 333,934 shares of beneficial interest issued and outstanding)	$5.48

Class R6
Net asset value, offering price and redemption price per share, ($2,749,679 ÷ 501,000 shares of beneficial interest issued and outstanding)	$5.49

See Notes to Financial Statements.

PGIM Jennison NextGeneration Global Opportunities Fund	19

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $4,071 foreign withholding tax)	$33,474
Affiliated dividend income	6,465
Income from securities lending, net (including affiliated income of $192)	346

Total income	40,285

Expenses
Management fee	53,109
Distribution fee(a)	928
Professional fees	50,075
Custodian and accounting fees	40,321
Audit fee	28,620
Registration fees(a)	25,256
Shareholders’ reports	14,664
Fund data services	10,162
Trustees’ fees	9,557
Transfer agent’s fees and expenses (including affiliated expense of $2,667)(a)	5,870
Miscellaneous	9,742

Total expenses	248,304
Less: Fee waiver and/or expense reimbursement(a)	(185,477)

Net expenses	62,827

Net investment income (loss)	(22,542)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(379,390)
Foreign currency transactions	(4,124)

(383,514)

Net change in unrealized appreciation (depreciation) on:
Investments	186,155
Foreign currencies	162

186,317

Net gain (loss) on investment and foreign currency transactions	(197,197)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(219,739)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	663	265	—	—
Registration fees	6,181	6,182	8,302	4,591
Transfer agent’s fees and expenses	918	212	4,628	112
Fee waiver and/or expense reimbursement	(14,446)	(7,104)	(76,003)	(87,924)

See Notes to Financial Statements.

20

Statements of Changes in Net Assets

	Year Ended October 31,

	2023	2022

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(22,542)	$(179,559)
Net realized gain (loss) on investment and foreign currency transactions	(383,514)	(18,894,132)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	186,317	(118,469)

Net increase (decrease) in net assets resulting from operations	(219,739)	(19,192,160)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	239,539	56,572,760
Cost of shares purchased	(1,527,958)	(40,390,802)

Net increase (decrease) in net assets from Fund share transactions	(1,288,419)	16,181,958

Total increase (decrease)	(1,508,158)	(3,010,202)

Net Assets:
Beginning of year	6,345,620	9,355,822

End of year	$4,837,462	$6,345,620

See Notes to Financial Statements.

PGIM Jennison NextGeneration Global Opportunities Fund	21

Financial Highlights

Class A Shares
				September 14, 2021(a) through October 31,
	Year Ended October 31,
	2023		2022	2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.70		$9.98	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.05)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.20)		(4.23)	-	(c)
Total from investment operations	(0.24)		(4.28)	(0.02)
Net asset value, end of period	$5.46		$5.70	$9.98
Total Return(d):	(4.21)%		(42.89)%	(0.20)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$240		$291	$32
Average net assets (000)	$265		$303	$14
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.40	%(f)	1.31%	1.31	%(g)
Expenses before waivers and/or expense reimbursement	6.84%		11.63%	144.66	%(g)
Net investment income (loss)	(0.66)%		(0.69)%	(1.20	)%(g)

Portfolio turnover rate(h)	162%		464%	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes certain non-recurring expenses of 0.09% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class C Shares
				September 14, 2021(a) through October 31,
	Year Ended October 31,
	2023		2022	2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.65		$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.08)		(0.09)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.21)		(4.23)	(0.01	)(c)
Total from investment operations	(0.29)		(4.32)	(0.03)
Net asset value, end of period	$5.36		$5.65	$9.97
Total Return(d):	(4.96)%		(43.33)%	(0.30)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$17		$34	$10
Average net assets (000)	$27		$31	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	2.12	%(f)	2.06%	2.06	%(g)
Expenses before waivers and/or expense reimbursement	28.92%		79.47%	203.59	%(g)
Net investment income (loss)	(1.42)%		(1.33)%	(1.90	)%(g)

Portfolio turnover rate(h)	162%		464%	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes certain non-recurring expenses of 0.06% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison NextGeneration Global Opportunities Fund	23

Financial Highlights (continued)

Class Z Shares
				September 14, 2021(a) through October 31,
	Year Ended October 31,
	2023		2022	2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.72		$9.98	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.07)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.22)		(4.19)	-	(c)
Total from investment operations	(0.24)		(4.26)	(0.02)
Net asset value, end of period	$5.48		$5.72	$9.98
Total Return(d):	(3.85)%		(42.79)%	(0.20)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,831		$3,156	$4,311
Average net assets (000)	$2,303		$19,040	$901
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.14	%(f)	1.06%	1.06	%(g)
Expenses before waivers and/or expense reimbursement	4.44%		1.84%	6.91	%(g)
Net investment income (loss)	(0.42)%		(0.85)%	(1.01	)%(g)

Portfolio turnover rate(h)	162%		464%	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes certain non-recurring expenses of 0.08% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class R6 Shares
				September 14, 2021(a) through October 31,
	Year Ended October 31,
	2023		2022	2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.72		$9.99	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.03)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.21)		(4.24)	-	(c)
Total from investment operations	(0.23)		(4.27)	(0.01)
Net asset value, end of period	$5.49		$5.72	$9.99
Total Return(d):	(4.02)%		(42.74)%	(0.10)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,750		$2,866	$5,003
Average net assets (000)	$2,937		$3,502	$4,900
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.10	%(f)	1.01%	1.01	%(g)
Expenses before waivers and/or expense reimbursement	4.09%		2.98%	4.44	%(g)
Net investment income (loss)	(0.37)%		(0.45)%	(0.85	)%(g)

Portfolio turnover rate(h)	162%		464%	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes certain non-recurring expenses of 0.09% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison NextGeneration Global Opportunities Fund	25

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios 12 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Jennison NextGeneration Global Opportunities Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

26

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

PGIM Jennison NextGeneration Global Opportunities Fund	27

Notes to Financial Statements (continued)

comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such

28

mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

PGIM Jennison NextGeneration Global Opportunities Fund	29

Notes to Financial Statements (continued)

Offering and Organization Costs: Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over twelve months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed as incurred.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Annually

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

30

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.96% of average daily net assets up to $1 billion;	0.96%

0.94% of average daily net assets from $1 billion to $3 billion;

0.92% of average daily net assets from $3 billion to $5 billion;

0.90% of average daily assets from $5 billion to $10 billion; and

0.88% of average daily net assets over $10 billion.

The Manager has contractually agreed, through February 28, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.31%
C	2.06
Z	1.06
R6	1.01

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

PGIM Jennison NextGeneration Global Opportunities Fund	31

Notes to Financial Statements (continued)

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$30	$—
C	—	—

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated

32

investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$8,577,368	$9,584,081

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$—	$2,758,055	$2,571,671	$—	$—	$186,384	186,384	$6,465

PGIM Institutional Money Market Fund(1)(b)(wb)
—	61,271	9,160	—	—	52,111	52,137	192	(2)
$—	$2,819,326	$2,580,831	$—	$—	$238,495		$6,657

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Fund. The adjustments were due to a net operating loss.

PGIM Jennison NextGeneration Global Opportunities Fund	33

Notes to Financial Statements (continued)

For the year ended October 31, 2023, the adjustments were as follows:

Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par
$10,491	$(10,491)

For the year ended October 31, 2023, there were no distributions paid by the Fund.

For the year ended October 31, 2022, there were no distributions paid by the Fund.

As of October 31, 2023, there were no undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$4,718,338	$475,783	$(293,681)	$182,102

The difference between GAAP and tax basis was primarily due to deferred losses on wash sales.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$19,307,000	$—

The Fund elected to treat the below approximated losses as having been incurred in the following fiscal year (October 31, 2024).

Qualified Late-Year Losses	Post-October Capital Losses
$16,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the three fiscal years up to the most recent fiscal year ended October 31,

34

2023 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	1,000	2.3%
C	1,000	31.4
Z	1,000	0.3
R6	501,000	100.0

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	56.7%
Unaffiliated	3	33.6

PGIM Jennison NextGeneration Global Opportunities Fund	35

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows*:

Share Class	Shares	Amount

Class A
Year ended October 31, 2023:
Shares sold	9,007	$52,997
Shares purchased	(13,037)	(77,532)
Net increase (decrease) in shares outstanding before conversion	(4,030)	(24,535)
Shares purchased upon conversion into other share class(es)	(3,003)	(17,327)
Net increase (decrease) in shares outstanding	(7,033)	$(41,862)

Year ended October 31, 2022:
Shares sold	70,846	$611,331
Shares purchased	(18,011)	(123,164)
Net increase (decrease) in shares outstanding before conversion	52,835	488,167
Shares purchased upon conversion into other share class(es)	(5,020)	(38,002)
Net increase (decrease) in shares outstanding	47,815	$450,165

Class C
Year ended October 31, 2023:
Shares purchased	(2,759)	$(15,862)
Net increase (decrease) in shares outstanding	(2,759)	$(15,862)

Year ended October 31, 2022:
Shares sold	4,939	$39,971
Net increase (decrease) in shares outstanding	4,939	$39,971

Class Z
Year ended October 31, 2023:
Shares sold	31,916	$186,542
Shares purchased	(253,041)	(1,434,564)
Net increase (decrease) in shares outstanding before conversion	(221,125)	(1,248,022)
Shares issued upon conversion from other share class(es)	2,993	17,327
Net increase (decrease) in shares outstanding	(218,132)	$(1,230,695)

Year ended October 31, 2022:
Shares sold	5,629,835	$55,921,458
Shares purchased	(5,514,570)	(40,267,638)
Net increase (decrease) in shares outstanding before conversion	115,265	15,653,820
Shares issued upon conversion from other share class(es)	5,013	38,002
Net increase (decrease) in shares outstanding	120,278	$15,691,822

*	No capital stock activity on Class R6 for the year ended October 31, 2023 and the year ended October 31, 2022.

36

8. Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2023.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

PGIM Jennison NextGeneration Global Opportunities Fund	37

Notes to Financial Statements (continued)

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located

38

outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for long periods of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no

PGIM Jennison NextGeneration Global Opportunities Fund	39

Notes to Financial Statements (continued)

willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

New Fund Risk: The Fund recently commenced operations. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if it becomes larger and after it has fully implemented its

40

investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could result in transaction costs and have negative tax consequences for shareholders.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Small and Medium Capitalization Risk: Small and medium capitalization companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, their prices may fluctuate more than the stocks of larger, more established companies. Historically, small and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and mid-capitalization companies generally are less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like.

10.    Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

PGIM Jennison NextGeneration Global Opportunities Fund	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 12 and Shareholders of PGIM Jennison NextGeneration Global Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison NextGeneration Global Opportunities Fund (one of the funds constituting Prudential Investment Portfolios 12, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2023 and for the period September 14, 2021 (commencement of operations) through October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the two years in the period ended October 31, 2023 and for the period September 14, 2021 (commencement of operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

42

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100	Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Jennison NextGeneration Global Opportunities Fund	43

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison NextGeneration Global Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Jennison NextGeneration Global Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since December 2023

Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since December 2023

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

PGIM Jennison NextGeneration Global Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Jennison NextGeneration Global Opportunities Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison NextGeneration Global Opportunities Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1PGIM Jennison NextGeneration Global Opportunities Fund is a series of Prudential Investment Portfolios 12

PGIM Jennison NextGeneration Global Opportunities Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison, as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2022 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar

PGIM Jennison NextGeneration Global Opportunities Fund

Approval of Advisory Agreements (continued)

credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the year ended December 31, 2022. The Board considered that the Fund commenced operations on September 14, 2021 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years

	4th Quartile	N/A	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 2nd Quartile
•	The Board noted that the Fund underperformed its benchmark index for the one-year period.

•	The Board also noted that the Fund outperformed its benchmark index and peer group (ranking in the 14th percentile) in the first quarter of 2023.

•	The Board considered PGIM Investments’ assertion that the Fund’s exposure to small- and mid-cap secular growth stocks was out of favor.

•	The Board considered that the Fund commenced operations on September 14, 2021 and that longer-term performance was not yet available.

•

The Board and PGIM Investments agreed to a contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.31% for Class A shares, 2.06% for Class C shares, 1.01% for Class R6 shares, and 1.06% for Class Z shares through February 29, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison NextGeneration Global Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison NextGeneration Global Opportunities Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON NEXTGENERATION GLOBAL OPPORTUNITIES FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PAHSX	PAHTX	PAHUX	PAHVX

CUSIP	744336611	744336595	744336587	744336579

MF247E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended October 31, 2023 and October 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $112,784 and $106,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended October 31, 2023 and October 31, 2022: none.

(c)	Tax Fees

For the fiscal years ended October 31, 2023 and October 31, 2022: none.

(d)	All Other Fees

For the fiscal years ended October 31, 2023 and October 31, 2022: none.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed

$30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2022
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2023 and October 31, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not

applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 12

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 18, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	December 18, 2023